                                              1933 ACT REGISTRATION NO. 33-14737
                                              1940 ACT REGISTRATION NO. 811-5155

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 13
                                     -AND-
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 14

                           VAN ECK/CHUBB FUNDS, INC
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 212-687-5200
              (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

          THADDEUS LESZCZYNSKI, ESQ. - VAN ECK ASSOCIATES CORPORATION
                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

             COPY TO: PHILIP NEWMAN, ESQ., GOODWIN PROCTER & HOAR LLP
                  EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109
      __________________________________________________________________

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


 [ ]   IMMEDIATELY UPON FILING PURSUANT   [ ]  ON (DATE) PURSUANT TO
       TO PARAGRAPH (B)                         PARAGRAPH (B)

 [ ]   60 DAYS AFTER FILING PURSUANT TO   [X]  ON MAY 1, 1998 PURSUANT TO
        PARAGRAPH (A)(1)                        PARAGRAPH (A)(1)

 [ ]   75 DAYS AFTER FILING PURSUANT TO   [ ]  ON (DATE) PURSUANT TO
        PARAGRAPH (A)(2)                        PARAGRAPH (A)(2) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

             ____________________________________________________


Title of Securities Being Registered: Common Stock, $.01 par value, of Van Eck/Chubb Capital Appreciation Fund, Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Money Market Fund, Van Eck/Chubb Tax-Exempt Fund and Van Eck/Chubb Total Return Fund.

                  ___________________________________________

                              VAN ECK/CHUBB FUNDS, INC.
                              CROSS-REFERENCE PAGE
                   PURSUANT TO RULE 501 (B) OF REGULATION S-K
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                                   FORM N-1A
PART A
ITEM NO.                                LOCATION IN PROSPECTUS
--------                                ----------------------

1.  Cover Page                          Cover Page

2.  Synopsis                            Transaction Data

3.  Condensed Financial Information     Financial Highlights

4.  General Description of Registrant   The Company; Investment Objectives and
                                        Policies; Risk Factors; Description of
                                        the Company

5.  Management of the Fund              Management; Additional Information

5A. Management's Discussion of Fund
    Performance                         Management

6.  Capital Stock and Other Securities  Dividends and Distributions; Taxes;
                                        Description of the Company; Additional
                                        Information

7.  Purchase of Securities Being
    Offered                             Purchase of Shares

8.  Redemption or Repurchase            Redemption of Shares

9.  Pending Legal Proceedings           N/A


PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------

10. Cover Page                          Cover Page

11. Table of Contents                   Table of Contents

12. General Information and History     N/A

13. Investment Objectives and Policies  Investment Objectives and Policies of
                                        the Funds; Investment Restrictions;
                                        Portfolio Transactions and Brokerage


14. Management of the Fund              Directors and Officers

15. Control Persons and Principal       Directors and Officers
    Holders of Securities

PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------


16. Investment Advisory and Other       Investment Advisory Services;The
    Services                            Distributor; Directors and Officers;
                                        Additional Information

17. Brokerage Allocation and Other      Portfolio Transactions and Brokerage
    Practices

18. Capital Stock and Other Securities  General Information

19. Purchase, Redemption and Pricing    Valuation of Shares; Exchange
    of Securities Being Offered         Privilege; Tax-Sheltered Retirement
                                        Plans; Investment Programs;
                                        Redemptions in Kind

20. Tax Status                          Taxes

21. Underwriters                        The Distributor

22. Calculation of Performance Data     Performance

23. Financial Statements                Financial Statements

              [LOGO]

                                            Chubb
                                            Investment
                                            Funds

                                            Prospectus
                                            May 1, 1998

             [GRAPHIC]


                                            Capital Appreciation Fund

                                            Global Income Fund

                                            Government Securities Fund

                                            Growth and Income Fund

                                            Tax-Exempt Fund

                                            Total Return Fund

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
Transaction Data........................................................... 2
Financial Highlights.......................................................
The Company................................................................ 9
Investment Objectives and Policies......................................... 9
Risk Factors............................................................... 15
Limiting Investment Risks..................................................
Purchase of Shares......................................................... 21
Exchange Privilege......................................................... 27
Tax-Sheltered Retirement Plans............................................. 29
Investment Programs........................................................ 30
Redemption of Shares....................................................... 30
Dividends and Distributions................................................ 32
Management................................................................. 32
Plan of Distribution....................................................... 34
Advertising................................................................ 35
Taxes...................................................................... 36
Description of the Trust...................................................
Additional Information..................................................... 37

PROSPECTUS                                                         MAY 1, 1998
                             VAN ECK GLOBAL FUNDS
-------------------------------------------------------------------------------

                   99 Park Avenue, New York, New York 10016
                      Account Assistance: (800) 544-4653
-------------------------------------------------------------------------------



Van Eck/Chubb Funds, Inc. (the "Company") is an open-end management investment company which is composed of six separate funds, each of which has a separate investment objectives. (Class A and Class B)


CHUBB GOVERNMENT SECURITIES FUND (CLASS A AND CLASS B)--seeks to earn as high a level of income as is consistent with maintaining safety of principal by investing exclusively in debt obligations issued, guaranteed or collateralized by the United States Government, its agencies or its instrumentalities.

CHUBB TOTAL RETURN FUND (CLASS A AND CLASS B)--seeks to produce the highest total return through a combination of income and capital appreciation as is consistent with reasonable risk by investing in a portfolio of income-producing debt and equity securities.


CHUBB TAX-EXEMPT FUND (CLASS A AND CLASS B)--seeks to provide a stable level of current income which is exempt from Federal income taxes, consistent with the preservation of capital, by investing primarily in investment-grade tax-exempt securities.

CHUBB GROWTH AND INCOME FUND (CLASS A AND CLASS B)--seeks long-term growth by investing primarily in a wide range of equity issues that the Investment Manager believes will offer possibilities of capital appreciation and, secondarily, to seek a reasonable level of current income.

CHUBB CAPITAL APPRECIATION FUND (CLASS A AND CLASS B)--seeks long term capital appreciation by investing primarily in equity securities.

CHUBB GLOBAL INCOME FUND (CLASS A AND CLASS B)--seeks high current income and capital appreciation by investing primarily in debt securities of domestic and foreign issuers. CERTAIN OF THE FUND'S INVESTMENTS MAY HAVE SPECULATIVE CHARACTERISTICS.

Chubb Asset Managers, Inc., (the "Adviser"), 15 Mountain View Road, Warren, New Jersey 07061, serves as investment adviser to the Funds. See "Management." Van Eck Associates Corporation (the "Administrator"), 99 Park Avenue, New York, New York 10016, serves as administrator of the Funds. Van Eck Securities Corporation, a wholly-owned subsidiary of the Administrator, serves as Distributor of the Funds' shares. See "Purchase of Shares-Alternative Purchase
Arrangements" on page    to determine your purchase options for the Funds.
                 ---------------

This Prospectus sets forth concisely the information about the Company and the Funds that you should know before investing. It should be read and retained for future reference. For more information about the Funds, please call the Funds or the Distributor at the above telephone number.

A Statement of Additional Information dated May 1, 1998, which discusses the Company and the Funds, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the above address or call the telephone number listed above.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                               TRANSACTION DATA

The following table is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in a Fund. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "How to Buy Shares of the Funds." The Administrator may from time to time waive fees and/or reimburse certain expenses of a Fund.

                                                                         GROWTH
                       GOVERNMENT         TOTAL            TAX             AND           CAPITAL         GLOBAL
                       SECURITIES        RETURN          EXEMPT          INCOME       APPRECIATION       INCOME
                          FUND            FUND            FUND            FUND            FUND            FUND
                     --------------- --------------- --------------- --------------- --------------- ---------------
                     CLASS A CLASS B CLASS A CLASS B CLASS A CLASS B CLASS A CLASS B CLASS A CLASS B CLASS A CLASS B
                     --------------- --------------- --------------- --------------- --------------- ---------------
SHAREHOLDER
 TRANSACTION
 EXPENSES
 Maximum Sales
  Charge imposed on
  Purchases (as a
  percent of
  offering price)...   4.75%      0%   4.75%      0%   4.75%      0%   4.75%      0%   4.75%      0%   4.75%     0.%
 +Contingent
  Deferred Sales
  Charge............     0.%    5.0%      0%    5.0%      0%    5.0%      0%    5.0%      0%    5.0%      0%    5.0%
                     ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======


ANNUAL FUND
 OPERATING
 EXPENSES: (as a
 percent
 of average net
 assets)
 Management Fee.....   0.20%   0.20%   0.20%   0.20%   0.20%   0.20%   0.20%   0.20%   0.20%   0.20%   0.20%   0.20%
 12b-1
  Fees/Shareholder
  Servicing Fees*...   0.50%   1.00%   0.50%   1.00%   0.50%   1.00%   0.50%   1.00%   0.50%   1.00%   0.50%   1.00%
                     ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
 Administration Fee.   0.45%   0.45%   0.45%   0.45%   0.45%   0.45%   0.45%   0.45%   0.45%   0.45%   0.45%   0.45%
 Other Expenses.....   0.26%   0.19%   0.29%   0.22%   0.27%   0.20%   0.29%   0.22%   0.22%   1.18%   0.22%   0.17%
                     ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
 Total Fund
  Operating Expenses
  (after fee
  waiver)...........   1.41%   1.84%   1.44%   1.87%   1.42%   1.85%   1.44%   1.87%   1.37%   1.83%   1.37%   1.82%
                     ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

EXAMPLE: You would
 bear the following
 expenses on a
 $1,000 investment,
 assuming (1) 5%
 annual return and
 (2) redemption at
 the end of each
 time period
  1 year............ $ 61.17 $ 68.69 $ 61.46 $ 68.99 $ 61.27 $ 68.79 $ 61.46 $ 68.99 $ 60.79 $ 68.59 $ 60.79 $ 68.49
  3 years........... $ 90.00 $ 97.86 $ 90.89 $ 98.78 $ 90.30 $ 98.17 $ 90.89 $ 98.78 $ 88.82 $ 97.56 $ 88.82 $ 97.25
  5 years........... $120.94 $119.55 $122.45 $121.10 $121.45 $120.07 $122.45 $121.10 $118.93 $119.03 $118.93 $118.52
 10 years........... $208.55 $215.85 $211.73 $219.04 $209.61 $216.92 $211.73 $219.04 $204.30 $214.79 $204.30 $213.73

--------
 * Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The shareholder servicing fee will not exceed .25%.
** The Adviser and/or the Administrator may temporarily reimburse and or waive certain operating expenses of the Funds including management and administrative fees. Such temporary reimbursements/waivers will have the effect of lowering the Fund's expense ratio.
 + The Contingent Deferred Sales Charge on Class B shares is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 5% during the first year to 0% after the sixth year.

Total Fund Operating Expenses for Class A of each Fund are the actual operating expenses, before fee waivers or expense reimbursements, if any, for the period ended December 31, 1997. Operating Expenses for Class B of each Fund are estimates and assume $30 million in net assets.

The above examples should not be considered a representation of past or future expenses or investment return. Actual fees and expenses for any Fund may be greater or less than those shown. Information regarding management fees, administration fees and 12b-1 fees can be found under "Management" and "Plan of Distribution."

                             FINANCIAL HIGHLIGHTS

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the Company's Annual Report, which is incorporated by reference in the Company's Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Company's Annual Report. The Annual Report also contains additional performance information and is available upon request and without charge.

                                                       Van Eck / Chubb Government Securities Fund
                   -----------------------------------------------------------------------------------------------------
                                                            For the Year Ended December 31,
                   -----------------------------------------------------------------------------------------------------
                      1997         1996         1995         1994          1993         1992        1991        1990
                   -----------  -----------  -----------  -----------   -----------  ----------  ----------  ----------
For a share
outstanding
throughout each
year:
Net asset value,
beginning of
year.............  $    10.480  $    10.780  $     9.750  $    10.710   $    10.700  $   11.160  $   10.360  $   10.330
                   -----------  -----------  -----------  -----------   -----------  ----------  ----------  ----------
Income from
Investment
Operations
 Net investment
 income..........        0.616         .623         .636         .607          .770        .766        .750        .815
 Net gains and
 losses on
 securities
 (both realized
 and unrealized).        0.340        (.300)       1.030        (.960)         .199        .021        .838        .049
                   -----------  -----------  -----------  -----------   -----------  ----------  ----------  ----------
Total from
investment
operations.......        0.956         .323        1.666        (.353)         .969        .787       1.588        .864
                   -----------  -----------  -----------  -----------   -----------  ----------  ----------  ----------
Less
Distributions to
Shareholders
 Dividends from
 net investment
 income..........        (.616)       (.623)       (.636)       (.607)        (.770)      (.766)      (.750)      (.815)
 Dividends in
 excess of net
 investment
 income..........          --           --           --           --            --          --          --          --
 Distributions
 from capital
 gains...........          --           --           --           --          (.170)      (.481)      (.038)      (.019)
 Distributions in
 excess of
 capital gains...          --           --           --           --          (.019)        --          --          --
 Returns of
 capital.........          --           --           --           --            --          --          --          --
                   -----------  -----------  -----------  -----------   -----------  ----------  ----------  ----------
Total
distributions....       (0.616)       (.623)       (.636)       (.607)        (.959)     (1.247)      (.788)      (.834)
                   -----------  -----------  -----------  -----------   -----------  ----------  ----------  ----------
Net asset value,
end of year......  $    10.820  $    10.480  $    10.780  $     9.750   $    10.710  $   10.700  $   11.160  $   10.360
                   ===========  ===========  ===========  ===========   ===========  ==========  ==========  ==========
Total Return (a).         9.44%        3.19%       17.50%       (3.34)%        9.29%       7.44%      15.97%       8.90%
                      1989        1988
                   ----------- -----------
For a share
outstanding
throughout each
year:
Net asset value,
beginning of
year.............  $    9.890  $   10.000
                   ----------- -----------
Income from
Investment
Operations
 Net investment
 income..........        .914        .916
 Net gains and
 losses on
 securities
 (both realized
 and unrealized).        .463       (.071)
                   ----------- -----------
Total from
investment
operations.......       1.377        .845
                   ----------- -----------
Less
Distributions to
Shareholders
 Dividends from
 net investment
 income..........       (.914)      (.916)
 Dividends in
 excess of net
 investment
 income..........         --          --
 Distributions
 from capital
 gains...........       (.006)     (0.039)
 Distributions in
 excess of
 capital gains...         --          --
 Returns of
 capital.........       (.017)        --
                   ----------- -----------
Total
distributions....       (.937)      (.955)
                   ----------- -----------
Net asset value,
end of year......  $   10.330  $    9.890
                   =========== ===========
Total Return (a).       14.52%       8.68%

-------------------------------------------------------------------------------
Ratios to Average
Net Assets:
Expenses (b).....         1.00%         .93%        1.00%        1.00%         1.00%       1.00%       1.00%       1.05%
Net investments
income...........         5.79%        5.94%        6.16%        5.96%         7.04%       6.94%       7.12%       8.05%
Portfolio
Turnover Rate....        39.86%      140.94%      276.56%      113.36%       197.08%     310.29%      26.96%      24.78%
Net Assets, At
End of Year......  $31,738,990  $12,818,450  $13,886,478  $12,534,640   $14,679,255  $7,392,150  $4,080,963  $2,109,061
Ratios to Average
Net Assets:
Expenses (b).....         --          --
Net investments
income...........        9.06%       9.07%
Portfolio
Turnover Rate....        5.93%      42.63%
Net Assets, At
End of Year......  $1,612,229  $1,279,499

----
(a) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(b) Certain fees and expenses have been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.55% in 1997, 1.60% in 1996, 1.70% in 1995, 1.71% in 1994, 1.89% in 1993, and 2.50% in 1992,
    1991, 1990 and 1989, and 1988.

                      See Notes to Financial Statements.

  For a share outstanding throughout each year:

                                                           VAN ECK / CHUBB TOTAL RETURN FUND
                   ------------------------------------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                   ------------------------------------------------------------------------------------------------------
                      1997         1996         1995         1994          1993         1992         1991        1990
                   -----------  -----------  -----------  -----------   -----------  -----------  ----------  ----------
Net asset value,
beginning of
year.............  $    17.410  $    15.960  $    13.230  $    15.010   $    13.890  $    13.850  $   11.270  $   12.090
INCOME FROM
INVESTMENT
OPERATIONS
 Net investment
 income..........        0.365         .370         .373         .373          .405         .382        .387        .437
 Net gains and
 losses (both
 realized and
 unrealized).....        3.778        2.321        3.586        (.994)        1.529         .577       2.870       (.493)
                   -----------  -----------  -----------  -----------   -----------  -----------  ----------  ----------
 Total from
 investment
 operations......        4.143        2.691        3.959        (.621)        1.934         .959       3.257       (.056)
LESS
DISTRIBUTIONS TO
SHAREHOLDERS
 Dividends from
 net investment
 income..........       (0.369)       (.370)       (.373)       (.373)        (.405)       (.382)      (.387)      (.437)
 Dividends in
 excess of net
 investment
 income..........          --
 Distributions
 from capital
 gains...........       (0.964)       (.871)       (.692)       (.786)        (.409)       (.537)      (.290)      (.327)
 Distributions in
 excess of
 capital gains...          --                      (.164)
 Returns of
 capital.........          --
                   -----------  -----------  -----------  -----------   -----------  -----------  ----------  ----------
 Total
 distributions...       (1.333)      (1.241)      (1.229)      (1.159)        (.814)       (.919)      (.677)      (.764)
                   -----------  -----------  -----------  -----------   -----------  -----------  ----------  ----------
Net asset value,
end of year......  $    20.220  $    17.410  $    15.960  $    13.230   $    15.010  $    13.890  $   13.850  $   11.270
                   ===========  ===========  ===========  ===========   ===========  ===========  ==========  ==========
 Total Return
 (a).............        24.09%       17.04%       30.13%       (4.21%)       14.03%        7.11%      29.23%      (.51%)
Ratios to Average
Net Assets:
 Expenses (b)....         1.25%        1.08%        1.08%        1.00%         1.00%        1.00%       1.00%       1.02%
 Net investment
 income..........         1.92%        2.26%        2.45%        2.66%         2.83%        2.97%       3.26%       3.93%
Portfolio
Turnover Rate....        15.80%       27.01%       57.62%       37.53%        66.15%       73.89%     106.90%     110.09%
Average
Commission Rate
Paid (c).........  $       --       $0.0700
Net Assets, At
End of Year......  $49,933,635  $31,064,099  $22,171,326  $16,431,195   $14,360,086  $10,000,441  $5,259,055  $1,963,120
                      1989       1988
                   ----------- ---------
Net asset value,
beginning of
year.............  $   10.510  $ 10.210
INCOME FROM
INVESTMENT
OPERATIONS
 Net investment
 income..........        .592      .535
 Net gains and
 losses (both
 realized and
 unrealized).....       2.020      .308
                   ----------- ---------
 Total from
 investment
 operations......       2.612      .843
LESS
DISTRIBUTIONS TO
SHAREHOLDERS
 Dividends from
 net investment
 income..........       (.607)    (.523)
 Dividends in
 excess of net
 investment
 income..........
 Distributions
 from capital
 gains...........       (.425)    (.020)
 Distributions in
 excess of
 capital gains...
 Returns of
 capital.........
                   ----------- ---------
 Total
 distributions...      (1.032)    (.543)
                   ----------- ---------
Net asset value,
end of year......  $   12.090  $ 10.510
                   =========== =========
 Total Return
 (a).............       25.48%     8.31%
Ratios to Average
Net Assets:               --        --
 Expenses (b)....        5.25%     6.22%
 Net investment
 income..........      105.49%   121.60%
Portfolio
Turnover Rate....
Average
Commission Rate
Paid (c).........
Net Assets, At
End of Year......  $1,237,868  $797,447

----

(a) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

    (b) Certain fees and expenses had been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.52% in 1997, 1.59% in 1996, 1.70% in 1995, 1.73% in 1994, 1.93% in 1993, 2.41% in 1992,
    2.50% in 1991, 1990 and 1989, and 2.00% in 1988.

(c) Effective in 1996, the Fund is required to disclose the average commission rate paid per share of equity securities purchased or sold.

                      See Notes To Financial Statements.

For a share outstanding throughout each year:

                                                             VAN ECK/CHUBB TAX-EXEMPT FUND
                   ----------------------------------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                   ----------------------------------------------------------------------------------------------------
                      1997         1996         1995         1994         1993         1992        1991        1990
                   -----------  -----------  -----------  -----------  -----------  ----------  ----------  ----------
Net asset value,
beginning of
year.............  $    12.150  $    12.330  $    11.220  $    12.580    $  11.740  $   11.380  $   10.880  $   11.010
Income from
Investment
Operations
 Net investment
 income..........         .581         .611         .621         .618         .583        .619        .634        .653
 Net gains and
 losses on
 securities (both
 realized and
 unrealized).....         .450        (.137)       1.132       (1.360)        .850        .401        .500       (.115)
                   -----------  -----------  -----------  -----------  -----------  ----------  ----------  ----------
Total from
investment
operations.......        1.031         .474        1.753        (.742)       1.433       1.020       1.134        .538
Less
Distributions to
Shareholders
 Dividends from
 net investment
 income..........        (.581)       (.611)       (.621)       (.618)       (.583)      (.619)      (.634)      (.653)
 Dividends in
 excess of net
 investment
 income..........          --
 Distributions
 from capital
 gains...........        (.040)       (.043)       (.010)                    (.004)      (.041)                  (.015)
 Distributions in
 excess of
 capital gains...          --                      (.012)                    (.006)
 Returns of
 capital.........          --
Total
distributions....        (.621)       (.654)       (.643)       (.618)       (.593)      (.660)      (.634)      (.668)
                   -----------  -----------  -----------  -----------  -----------  ----------  ----------  ----------
Net asset value,
end of year......  $    12.560  $    12.150  $    12.330  $    11.220  $    12.580  $   11.740  $   11.380  $   10.880
                   ===========  ===========  ===========  ===========  ===========  ==========  ==========  ==========
Total Return (A).         8.73%        4.00%       15.88%      (5.97%)       12.42%       9.19%      10.71%       5.10%
                      1989        1988
                   ----------- -----------
Net asset value,
beginning of
year.............  $   10.680  $   10.110
Income from
Investment
Operations
 Net investment
 income..........        .773        .792
 Net gains and
 losses on
 securities (both
 realized and
 unrealized).....        .426        .571
                   ----------- -----------
Total from
investment
operations.......       1.199       1.363
Less
Distributions to
Shareholders
 Dividends from
 net investment
 income..........       (.773)      (.792)
 Dividends in
 excess of net
 investment
 income..........
 Distributions
 from capital
 gains...........       (.096)      (.001)
 Distributions in
 excess of
 capital gains...
 Returns of
 capital.........
Total
distributions....       (.869)      (.793)
                   ----------- -----------
Net asset value,
end of year......   $  11.010  $   10.680
                   =========== ===========
Total Return (A).       11.58%      14.06%

-------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS:
Expenses (B).....         1.00%         .98%        1.00%        1.00%        1.00%       1.00%       1.00%       1.05%
Net investment
income...........         4.75%        5.00%        5.20%        5.21%        4.81%       5.40%       5.80%       6.15%
Portfolio
Turnover Rate....        12.78%       16.29%        7.39%        8.37%        1.55%      17.11%       4.41%    26.13% )
Net Assets, At
End of Year......  $31,288,493  $15,061,382  $15,259,349  $13,973,939  $16,406,372  $9,250,893  $6,734,020  $4,326,788
RATIOS TO AVERAGE
NET ASSETS:
Expenses (B).....         --          --
Net investment
income...........        7.32%       7.70%
Portfolio
Turnover Rate....       14.14%      13.06%
Net Assets, At
End of Year......  $3,004,074  $1,569,279

----

(a) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(b) Certain fees and expenses have been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.56% in 1997, 1.65% in 1996, 1.79% in 1995, 1.80% in 1994, 1.97% in 1993, 2.42% in 1992, 2.50% in
    1991, 1990 and 1989, and 2.00% in 1988.

                         See Notes to Financial Statements.

  For a share outstanding throughout each year:

                                                        VAN ECK/CHUBB GROWTH AND INCOME FUND
                   --------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEAR ENDED DECEMBER 31,
                   --------------------------------------------------------------------------------------------------------------
                      1997         1996         1995         1994         1993         1992        1991        1990       1989
                   -----------  -----------  -----------  -----------  -----------  ----------  ----------  ----------  --------
Net asset value,
beginning of
year.............  $    21.040  $    18.580  $    14.770  $    16.700  $    15.140  $   14.830  $   11.950  $   13.040  $ 10.830
INCOME FROM
INVESTMENT
OPERATIONS
 Net investment
 income..........        0.096         .250         .204         .247         .277        .214        .243        .244      .385
 Net gains and
 losses on
 securities (both
 realized and
 unrealized).....        5.286        3.931        5.042        (.954)       2.039        .794       3.756       (.664)    3.080
                   -----------  -----------  -----------  -----------  -----------  ----------  ----------  ----------  --------
 Total from
 investment
 operations......        5.382        4.181        5.246        (.707)       2.316       1.008       3.999       (.420)    3.465
LESS
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from
net investment
income...........       (0.100)       (.250)       (.204)       (.247)       (.277)      (.214)      (.243)      (.244)    (.414)
Dividends in
excess of net
investment
income...........          --                                                                                    (.426)    (.841)
Distributions
from capital
gains............       (1.762)      (1.471)       (.885)       (.976)       (.479)      (.484)      (.876)      (.426)    (.841)
Distributions in
excess of capital
gains............          --                      (.346)
Returns of
capital..........          --                      (.001)
                   -----------  -----------  -----------  -----------  -----------  ----------  ----------  ----------  --------
 Total
 distributions...       (1.862)      (1.721)      (1.436)      (1.223)       (.756)      (.698)     (1.119)      (.670)   (1.225)
                   -----------  -----------  -----------  -----------  -----------  ----------  ----------  ----------  --------
Net asset value,
end of year......  $    24.560  $    21.040  $    18.580  $    14.770  $    16.700  $   15.140  $   14.830  $   11.950  $ 13.040
                   ===========  ===========  ===========  ===========  ===========  ==========  ==========  ==========  ========
 Total Return
 (a).............        25.85%       22.50%       35.52%      (4.26%)       15.29%       6.84%      33.48%     (3.36%)    32.08%
RATIOS TO AVERAGE
NET ASSETS:
 Expenses (b)....         1.25%        1.06%        1.08%        1.00%        1.00%       1.00%       1.00%       1.04%      --
 Net investment
 income..........         0.49%        1.29%        1.20%        1.66%        2.04%       1.82%       2.34%       2.78%     3.35%
Portfolio
Turnover Rate....        21.02%       44.50%       37.59%       46.17%       81.96%      87.87%     152.56%     152.93%   135.04%
Average
Commission Rate
Paid (c).........  $    0.0700  $    0.0700
Net Assets, At
End of Year......  $66,762,320  $40,281,849  $29,144,161  $18,679,228  $14,885,337  $9,457,836  $4,445,996  $1,758,808  $961,395
                     1988
                   ---------
Net asset value,
beginning of
year.............  $ 10.580
INCOME FROM
INVESTMENT
OPERATIONS
 Net investment
 income..........      .246
 Net gains and
 losses on
 securities (both
 realized and
 unrealized).....      .229
                   ---------
 Total from
 investment
 operations......      .475
LESS
DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from
net investment
income...........     (.225)
Dividends in
excess of net
investment
income...........
Distributions
from capital
gains............
Distributions in
excess of capital
gains............
Returns of
capital..........
                   ---------
 Total
 distributions...     (.225)
                   ---------
Net asset value,
end of year......  $ 10.830
                   =========
 Total Return
 (a).............      4.43%
RATIOS TO AVERAGE
NET ASSETS:
 Expenses (b)....       --
 Net investment
 income..........      3.72%
Portfolio
Turnover Rate....     86.62%
Average
Commission Rate
Paid (c).........
Net Assets, At
End of Year......  $655,146

----

(a) Total return assumes reinvestment of all dividents during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(b) Certain fees and expenses have been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.49% in 1997, 1.58% in 1996, 1.69% in 1995, 1.71% in 1994, 1.92% in 1993, 2.50% in 1992, 1991,
    1990 and 1989, and 2.00% in 1988.

(c) Effective in 1996, the Fund is required to disclose the average commission rate paid per share of equity securities purchased or sold.

                      See Notes To Financial Statements.

For a share outstanding throughout each period:

                                  VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                                 --------------------------------------------
                                                                 PERIOD FROM
                                                                SEPTEMBER 1,
                                  YEAR ENDED      YEAR ENDED    1995 THROUGH
                                 DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                     1997            1996           1995
                                 -------------   -------------  -------------
Net Asset Value, Beginning of
 Year..........................  $      12.990    $     10.400   $     10.000
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net investment income.........          0.005           0.067          0.037
 Net gains and losses on secu-
  rities (both realized and
  unrealized)..................          3.565           2.796          0.422
                                 -------------    ------------   ------------
Total from investment opera-
 tions.........................          3.570           2.863          0.459
LESS DISTRIBUTIONS TO SHARE-
 HOLDERS
 Dividends from net investment
  income.......................         (0.010)          (.067)        (0.037)
 Dividends in excess of net in-
  vestment income..............
 Distributions from capital
  gains........................         (0.960)          (.206)        (0.022)
 Distributions in excess of
  capital gains................
Returns of capital.............
Total distributions............         (0.970)          (.273)        (0.059)
Net asset value, end of period.  $      15.590    $     12.990   $     10.400
                                 -------------    ------------   ------------
Total Return (a)...............          27.79%          27.53%          4.60%
                                 =============    ============   ============

-------------------------------------------------------------------------------
RATIOS TO AVERAGE NEW ASSETS:
Expenses (b)...................           1.25%           1.13%          1.25%(d)
Net investment income..........           0.08%           0.86%          1.38%(d)
Portfolio Turnover Rate........          50.67%          41.97%          2.73%
Average Commission Rate Paid
 (c)...........................  $      0.0681    $     0.0700
Net Assets, At End of Period...    $41,482,081      $6,440,571     $1,596,254

--------

(a) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(b) Certain fees and expenses had been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.52% in 1997, 1.81% in 1996 and 2.50% in 1995.

(c) Effective in 1996, the Fund is required to disclose the avarage commission rate paid per share of equity securities purchased or sold.

(d) Annualized.

                      See Notes to Financial Statements.

For a share outstanding throughout each period:

                             VAN ECK/CHUBB GLOBAL INCOME FUND
                             -----------------------------------
                                                                   PERIOD FROM
                                                                   SEPTEMBER 1,
                                YEAR ENDED         YEAR ENDED      1995 THROUGH
                               DECEMBER 31,       DECEMBER 31,     DECEMBER 31,
                                   1997               1996             1995
                             ----------------   ----------------   ------------
Net asset value, beginning
 of year...................  $         10.240   $         10.210   $    10.000
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net investment income.....             0.471              0.551         0.116
 Net gains and losses on
  securities (both realized
  and unrealized)..........            (0.477)             0.030         0.210
                             ----------------   ----------------   -----------
Total from investment oper-
 ations....................            (0.006)             0.581         0.326
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
 Dividends from net invest-
  ment income..............            (0.398)            (0.485)       (0.116)
 Dividends in excess of net
  investment income........            (0.073)            (0.066)
 Distributions from capital
  gains....................            (0.123)
 Distributions in excess of
  capital gains............               --
 Returns of capital........               --
 Total distributions.......            (0.594)            (0.551)       (0.116)
                             ----------------   ----------------   -----------
Net asset value, end of pe-
 riod......................  $           9.64   $         10.240   $    10.210
                             ================   ================   ===========
Total Return (a)...........              0.02%              5.95%         3.27%

-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET AS-
 SETS:
Expenses (b)...............              1.35%              1.23%         1.75%(c)
Net investment income......              4.63%              5.49%         4.48%(c)
Portfolio Turnover Rate....            185.95%             80.70%        14.16%
Net Assets, At End of Peri-
 od........................       $52,087,567        $12,226,878   $10,705,562

--------

(a) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(b) Certain fees and expenses had been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.57% in 1997, 1.68% in 1996 and 2.14% in 1995.

(c) Annualized.

                      See Notes to Financial Statements.

                                  THE COMPANY

Each of the Funds is a separate series (fund) of the Company, which was incorporated in Maryland on April 27, 1987. Class A shares are denoted with the suffix A, and Class B shares with the suffix B.

Van Eck/Chubb Capital Appreciation Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund and Van Eck/Chubb Total Return Fund are classified as diversified as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that with respect to 75% of each Fund's assets, the Fund may not invest more than 5% of its total assets in any issuer or invest in more than 10% of the outstanding voting securities of any issuer. Van Eck/Chubb Global Income Fund is classified as non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Act. However, to meet other requirements, the Fund at the close of each quarter of its taxable year must, in general, limit its investments so that (i) no more than 25% of its assets are invested in the securities of a single issuer, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets at the time of purchase are invested in a single issuer and (ii) the Fund will not own more than 10% of the outstanding voting securities of any one issuer.

                      INVESTMENT OBJECTIVES AND POLICIES

A description of the investment objectives and policies of each Fund is set forth below. The investment objective of a Fund may not be changed without the affirmative vote of a majority of the outstanding securities of that Fund, as defined in the Act. As a result of the market risk inherent in any investment, there is no assurance that the Funds will achieve their objectives. For further information about a Fund's investment policies, see "Investment Objectives and Policies of the Funds" in the Statement of Additional Information.


[VAN ECK/CHUBB GOVERNMENT SECURITIES FUND]

OBJECTIVES:

The objective of the Government Securities Fund is to earn as high a level of income as is consistent with maintaining safety of principal by investing exclusively in debt obligations issued, guaranteed or collateralized by the United States Government, its agencies or instrumentalities.

POLICIES:

The Government Securities Fund invests in a variety of U.S. Treasury obligations, which may differ in their interest rate, maturities and time of issuance, including U.S. Treasury bills with a maturity of 1 year or less, U.S. Treasury notes with a maturity of 1 to 10 years and U.S. Treasury bonds with a maturity in excess of 10 years.

The Government Securities Fund also invests in debt obligations which are issued, collateralized or guaranteed by the United States Government, its agencies or instrumentalities, such as: (1) Government National Mortgage Association ("GNMA") mortgage-backed pass-through certificates ("Ginnie Maes") that are guaranteed as to timely payment of interest and principal by GNMA and backed by the full faith and credit of the United States Treasury; (2) mortgage-backed pass-through securities guaranteed as to the timely payment of interest and the full return of principal by the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States Government; (3) debt of each of the Federal Home Loan Banks, instrumentalities of the United States Government which have the right to borrow a specific amount from the United States Treasury; and (4) pass-through debt certificates ("Fannie Maes") issued and guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation owned by private stockholders and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, and (5) other types of mortage-backed securities issued by governmental entities, such as FHLMC and FNMA, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are bond-like securities collateralized by conventional mortgages, issued in multiple classes, thus providing investors with either short, intermediate or long maturities. REMICs, created under the Tax Reform Act of 1986, are similar in structure to CMOs and are used as conduits for holding fixed pool of mortgages secured by real property. REMICs may issue multiple classes of interests. The Government Securities Fund will not invest in residual interests of REMICs and CMOs due to the volatile nature of such investments. Obligations of FHLMC and FNMA are not backed by the full faith and credit of the United States Treasury. While the United States Government provides financial support to government-sponsored agencies and instrumentalities, there can be no assurance that it will continue to do so since it is not obligated to by law. The Government Securities Fund may also enter into repurchase agreements collateralized by the securities listed above. See "RISK FACTORS" below.

The Government Securities Fund may enter into agreements with certain broker-dealers, with respect to no more than 10% of the Fund's total assets, to buy United States Government securities for future delivery. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the date of the commitment to purchase. Contracts that provide for the future delivery of securities on a "forward commitment," "when-issued" or a "delayed delivery basis" are usually purchased at a price lower than the current market price for similar mortgage instruments having the same interest rate. The securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase price. The Fund will normally
receive a fee for entering into forward commitment contracts. See "       " in
the Statement of Additional Information.

In order to enhance current income or reduce market interest rate risks, the Government Securities Fund may engage in a variety of hedging strategies involving the use of exchange-traded options and futures transactions. The Government Securities Fund may, at times, write covered call options or purchase put options with respect to certain of its portfolio securities, and will purchase or write such options on interest rate futures contracts and appropriate securities indexes. The Government Securities Fund may also purchase or sell interest rate futures contracts. In addition, the Government Securities Fund may also enter into closing purchase and sale transactions with respect to such options and futures. See "Risk Factors" below regarding the Fund's use of options and futures contracts and risk considerations involving such instruments.

The Adviser anticipates that the Fund's average portfolio maturity will not exceed 15 years, with the precise term to maturity dependent upon general market and economic conditions.

The value of the debt securities held by the Government Securities Fund will change as interest rates fluctuate. An increase in market interest rates or prior payment of mortgage-backed securities will generally reduce the value of this Fund's investments, and a decline in market interest rates will generally increase the value of this Fund's investments. GNMA securities and other mortgage-backed securities in which the Fund invests, may not be an effective means of "locking in" long-term interest rates as the Fund must reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Fund and reinvested, prevailing interest rates may be higher or lower than the Fund's current yield. As a result, the income or yield of the Government Securities Fund under such circumstances may vary significantly.

[VAN ECK/CHUBB TOTAL RETURN FUND]

OBJECTIVES:

The objective of the Total Return Fund is to produce the highest total return through a combination of income and capital appreciation as is consistent with reasonable risk by investing in a portfolio of income-producing debt and equity securities.

POLICIES:

To achieve its objective, the Total Return Fund intends to invest between 30% and 70% of its assets in equity securities and bonds, notes, warrants or preferred stocks that can be exchanged for or converted into common stocks, depending upon market and economic conditions. The Fund will not restrict its investments in equity securities of companies to any particular capitalization. In its equity investments, the Fund will emphasize issues with relatively low price to earnings ratios, above average dividend yields, and relatively low price to book value ratios, as compared to such ratios and yields for the market in general. The balance of the Total Return Fund, except assets invested for defensive or hedging purposes, will be invested in rated or unrated fixed income securities, including obligations of the United States Government, and its agencies or instrumentalities, and corporate debt obligations which are rated Baa or BBB or higher by Moody's, Investors Services, Inc. ("Moody's") Standard & Poor's Corporation ("S&P") or other nationally recognized statistical rating organizations (NRSRO's) or other or, if not rated, are of equivalent quality as determined by the Fund's Adviser. Debt securities rated Baa or BBB by Moody's or S&P are considered by these rating agencies to be investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than would be the case for higher-grade bonds. Such bonds may be considered to have certain speculative characteristics. In the event that the ratings of securities held by the Fund fall below investment grade, the Fund will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Adviser, such investment is considered appropriate under the circumstances. The Adviser anticipates that the average portfolio maturity of the Fund's fixed income securities will not exceed 15 years, with the precise term to maturity dependent upon general market and economic conditions.

The Total Return Fund will invest primarily in equity and debt securities of domestic issuers, as described above. However, when deemed appropriate by the Adviser, the Fund may invest in and hold up to 20% of its total assets in equity and debt securities of foreign issuers. Such securities may include exchange-traded and over-the-counter securities of foreign issuers and Depositary Receipts. Such securities may be traded in the United States or in foreign markets. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States. The Fund's investments in foreign securities primarily will be in equity securities but also may include investment grade debt obligations of foreign companies and governments. See
"Risk Factors" below and "     " and "     " in the Statement of Additional
Information.

For hedging purposes, the Total Return Fund may write covered call options and purchase put options with respect to certain of its portfolio securities, and will purchase and write such options on interest rate futures contracts, stock index futures contracts and appropriate securities indexes. The Total Return Fund may also purchase or sell futures contracts, including stock index futures contracts or interest rate futures contracts. The Fund may also enter into closing transactions with respect to such options and futures contracts. See "Risk Factors" below regarding the Fund's use of options and futures contracts and risk considerations involving such instruments.

For temporary or defensive purposes, the Fund may hold a portion of its assets in cash, high-grade money market instruments or U.S. Treasury bills, or in repurchase agreements. See "Risk Fators" below.

The price of the equity securities in which the Total Return Fund invests will fluctuate day to day and, as a result, the value of an investment in the Total Return Fund will vary based upon such market conditions. The value of the Total Return Fund's investment in fixed income securities will vary depending on such factors as prevailing interest rates. Moreover, in the case of debt securities, investments are subject to the ability of the issuer to make payments of principal and interest when due. Although the Total Return Fund seeks to reduce both financial and market risks associated with any one investment medium, performance of the Fund will depend on such additional factors as timing the mix of investments and the ability of the Adviser to react to changing market conditions.

[VAN ECK/CHUBB TAX-EXEMPT FUND]

OBJECTIVES:

The objective of the Tax-Exempt Fund is to provide a stable level of current income which is exempt from Federal income taxes, consistent with the preservation of capital, by investing primarily in investment-grade tax-exempt securities.

POLICIES:

It is a fundamental policy of the Tax-Exempt Fund to invest, under normal market conditions, at least 80% of its assets in tax-exempt securities. As part of this policy, in determining whether the Fund has invested at least 80% of its assets in tax-exempt securities, obligations on which the interest is treated as an item of tax preference for purposes of the alternative minimum tax are not counted as tax-exempt securities.

To achieve its investment objective, the Fund will invest primarily in: (1) municipal bonds or notes, which, on the date of investment, have received one of the four highest ratings issued by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or other NRSROs or, if not rated, are of comparable quality to obligations so rated in the judgment of the Adviser; and (2) short-term tax-exempt instruments, having a maturity of 13 months or less, which have received one of the three highest possible ratings issued by either Moody's or S&P (MIG 1, MIG 2, MIG 3 or SP-1, SP-2, SP-3), or, if not rated, are of comparable quality to obligations so rated in the judgment of the Adviser. Securities rated Baa or BBB by Moody's or S&P are considered to be investment-grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher-grade bonds. Such securities may be considered to have certain speculative characteristics. In the event that the ratings of securities held by the Fund fall below investment grade, the Fund will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Adviser, such investment is considered appropriate under the circumstances. The Adviser anticipates that, over time, the average portfolio maturity will approximate 20 years, with the precise time to maturity dependent upon general market and economic conditions.

Of the amount of the Fund's assets invested in tax-exempt securities, the Adviser expects that under normal market and economic conditions at least 65% of such assets will be invested in high-grade tax-exempt bonds which have received one of the three highest ratings by Moody's, S&P or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Adviser.

The Fund may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. Such agreements involve a commitment to purchase securities at a price that is fixed at the time of commitment for delivery at a future date, which may be up to three months in the future. The Fund will not pay for the securities or begin earning interest on them until the securities are received. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

The Tax-Exempt Fund may endeavor to reduce risks to the Fund's assets resulting from interest rate fluctuations and market volatility by writing covered call options and purchasing put options with respect to certain of its portfolio securities and appropriate securities indexes and interest rate futures contracts. The Tax-Exempt Fund may also purchase and sell municipal bond futures contracts, including Municipal Bond Index Futures, which involves an investment in an index composed of the average prices of 40 selected municipal bonds. The Fund may also enter into closing transactions with respect to such options and futures contracts. See "Risk Factors" below regarding the Fund's use of options and futures contracts and risk considerations involving such instruments. The Tax-Exempt Fund may invest up to 20% of its assets in taxable securities for liquidity or for temporary defensive purposes, although at least 80% of the Fund's income during each year will be derived from tax-exempt securities. Taxable investments may consist of United States Government securities, securities of United States Government agencies and instrumentalities, bank certificates of deposit and banker's acceptances, short-term corporate debt securities such as commercial
paper, and repurchase agreements. See "    " in the Statement of Additional
Information.

Although dividends to shareholders from the Tax-Exempt Fund will generally be exempt from Federal income taxes, distributions of income from investments in taxable securities and capital gains, if any, realized by the Tax-Exempt Fund would be taxable to the shareholder. Moreover, distributions paid to shareholders of the Tax-Exempt Fund may be subject to state and local taxation. The value of the Tax-Exempt Fund's investments will vary inversely with prevailing interest rates and may vary according to such factors as the credit quality and maturity of the portfolio.

[VAN ECK/CHUBB GROWTH AND INCOME FUND]

OBJECTIVES:

The objective of the Growth and Income Fund is to seek long-term growth by investing primarily in a wide range of equity issues that the Adviser believes will offer possibilities of capital appreciation and, secondarily, to seek a reasonable level of current income.

POLICIES:

The Growth and Income Fund intends to invest at least 80% of its assets in common stocks and other equity securities such as preferred stocks and securities convertible into common stock which are either listed on the New York Stock Exchange, traded over-the-counter or, to a lesser extent, listed on other national securities exchanges. Securities are selected principally for potential appreciation, based upon such criteria as relatively low price to earnings ratio and relatively low price to book value ratio, as compared to such ratios for the market in general and, secondarily, for current income and increasing future dividends. While the Growth and Income Fund intends to invest at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months, the Fund may invest in securities not currently paying dividends where the Adviser anticipates that they will increase in value.

The Growth and Income Fund may also invest for temporary or defensive purposes in high-grade debt securities and money market securities, including United States Government securities, commercial paper and bank obligations, and repurchase agreements.

The Growth and Income Fund will invest primarily in equity securities issued by United States companies. However, when deemed appropriate by the Adviser, the Fund may invest in and hold up to 20% of its total assets in equity and debt securities of foreign issuers. Such securities may include exchange-traded and over-the-counter securities of foreign issuers, American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). Such securities may be traded in the United States or in foreign markets. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States. The Fund's investments in foreign securities primarily will be in equity securities issued by companies organized or located outside the United States, but may also include investment grade debt obligations issued by foreign
companies and governments. See "Risk Factors" below and "     " in the
Statement of Additional Information.

The Growth and Income Fund may write covered call options or purchase put options with respect to certain of its portfolio securities or purchase stock index options for hedging purposes or to enhance income. The Growth and Income Fund may also purchase or write futures contracts, including stock index futures contracts. The Fund may also enter into closing transactions with respect to such options and futures contracts. See "Risk Factors" below regarding the Fund's use of options and futures contracts and risk considerations involving such instruments.

The prices of the securities purchased for the Growth and Income Fund will tend to fluctuate more than the prices of securities purchased for the other Funds. As a result, the net asset value of the Growth and Income Fund may experience greater short-term and long-term variations than the other
Funds.

[VAN ECK/CHUBB CAPITAL APPRECIATION FUND]

OBJECTIVES:

The objective of the Capital Appreciation Fund is to seek long-term appreciation by investing primarily in equity securities of companies that the Adviser believes will offer possibilities of capital appreciation.

POLICIES:

The Capital Appreciation Fund intends to invest at least 80% of its assets in common stocks and other equity securities such as preferred stocks and securities convertible into common stock. The Capital Appreciation Fund will only invest in convertible debt securities rated in the three highest rating categories by any NRSRO or comparable unrated securities. The Capital Appreciation Fund intends to invest at least 65% of its total assets in securities of companies that at the time of purchase have total market capitalizations between $500 million and $2.5 billion. In selecting the Fund's investments, the Adviser seeks to identify attractive investment opportunities that have not become widely recognized by other analysts or the financial press. Securities are selected principally for their capital appreciation potential, based upon such criteria as relatively low price to earnings ratio and relatively low price to book value, as compared to the market in general. Current income and increasing future dividends are only incidental or secondary considerations in seeking portfolio securities.

The Capital Appreciation Fund will invest primarily in equity securities issued by domestic companies. However, when deemed appropriate by the Adviser, the Fund may invest in and hold up to 20% of its total assets in equity and debt securities of foreign issuers. Such securities may include exchange-traded and over-the-counter securities of foreign issuers and Depositary Receipts. Such securities may be traded in the United States or in foreign markets. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States. The Fund's investments in foreign securities primarily will be in equity securities issued by companies organized or located outside the United States, but may also include investment grade debt obligations issued by foreign companies and governments.
See "Risk Factors" below and "    " in the Statement of Additional
Information.

The Capital Appreciation Fund may write covered call options and purchase put options with respect to certain of its portfolio securities and purchase stock index options for hedging purposes only and not for speculation. The Capital Appreciation Fund may also purchase or write futures contracts, including stock index futures contracts. The Fund may also enter into closing transactions with respect to such options and futures contracts. These investment techniques are considered derivative investing. See "Risk Factors" below regarding the Fund's use of derivatives such as options and futures contracts and risk considerations involving such instruments.

The Capital Appreciation Fund may also invest for temporary defensive purposes in high-grade debt securities and money market securities, including United States Government securities, commercial paper and bank obligations, and repurchase agreements. For more information regarding the Fund's investments and risks see "DESCRIPTION OF CERTAIN INVESTMENTS" in the Statement of Additional Information.

The prices of the securities purchased for the Capital Appreciation Fund will tend to fluctuate more than the prices of securities purchased for certain of the other Funds, including in particular the Government Fund and Tax-Exempt Fund. As a result, the net asset value of the Capital Appreciation Fund may experience greater short-term and long-term variations than these other Funds. Derivative securities can be volatile investments and involve certain risks which may reduce the Fund's returns.

[VAN ECK CHUBB GLOBAL INCOME FUND]

OBJECTIVES:

The objective of the Global Income Fund is to seek high current income and capital appreciation by investing primarily in debt securities of domestic and foreign issuers.

POLICIES:

In pursuit of its investment objective, the Global Income Fund will invest at least 65% of its assets in bonds and debentures. The Fund may invest in debt securities issued by: (i) domestic and foreign governments and their agencies and political subdivisions; (ii) corporations and financial institutions, and
(iii) supranational entities such as the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank, the European Development Bank, and the European Community. At least 75% of the Fund's debt securities will be rated investment grade by S & P or Moody's, or if unrated, deemed to be of comparable quality in the judgment of the Adviser. No more than 25% of the Fund's total assets may be invested in debt that is rated lower than investment grade (junk bonds). The Fund will allocate its assets among debt securities of issuers in three separate investment areas: (1) the United States, (2) developed foreign countries, and (3) emerging markets. The Fund considers emerging markets to include all countries except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. See "Risk Factors" below. The Fund will select particular debt securities in each investment area based upon their relative investment merit. Under normal conditions, the Fund will have at least 65% of its total assets in at least three different countries (one of which may be the United States). For temporary or defensive purposes, the Fund may invest substantially all its assets in one or two countries. Certain of the Fund's investments may have
speculative characteristics. See "Risk Factors" and below and "   " in the
Statement of Additional Information.

The average maturity of debt securities in the Global Income Fund's portfolio will fluctuate depending on the Adviser's judgment as to future interest rates and market conditions.

The Global Income Fund may buy and sell derivatives such as financial futures contracts, bond index futures contracts, and foreign currency futures contracts. In addition, the Global Income Fund may invest in options on foreign currency exchange contracts, and options on foreign currencies, including cross currency hedges. The Global Income Fund may purchase and sell any of these futures or options contracts for hedging purposes and for Global Income Fund may also invest in "when issued" securities and collateralized mortgage obligations, and lend up to 30% of its portfolio securities. For more information, see "Risk Factors" below.

For temporary or defensive purposes, the Fund may invest high quality domestic money market instruments, high quality domestic short-term debt securities or may hold the Fund's assets in cash or cash equivalents without limitation.

The Global Income Fund normally invests in a substantial number of issues; however, the Fund is classified as "non-diversified" under the Act, so a relatively high percentage of the Fund's assets could be invested in the obligations of a limited number of issuers. Therefore, the value of the Fund's shares may be more susceptible to any single economic, political or regulatory event and may fluctuate more than the shares of a diversified fund. (For more information, see "Risk Factors").

                                 RISK FACTORS

The risks associated with investing in equity securities and fixed income securities include the risk that stock values tend to fluctuate with general market and economic conditions and fixed income and short-term instrument values tend to fluctuate with interest rates and the credit rating of the issuer. Since shares of the Funds represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Funds will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, any dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments. In addition, assets of the Funds may be subject to other special considerations, such as those listed below.

Unless otherwise specified, each of the investment practices described in this section is not deemed to be a fundamental objective and may be changed by the Company's Board of Directors without approval of a majority of the Company's outstanding shares. For a further explanation of each Fund's investment practices and restrictions, including the types of such investments and the
risks associated with such investments, see "     " in the Statement of
Additional Information.

EQUITY SECURITIES

The Total Return Fund, Growth and Income Fund, Capital Appreciation Fund, and Global Income Fund each may invest in equity securities of companies having various capitalizations, including small capitalization companies (i.e., average market capitalizations between $500 million), mid-capitalization companies (i.e., average market capitalizations between $500 million to $2.5 billion), and large capitalization companies (i.e., above $2.5 billion), although the Capital Appreciation Fund will be invested primarily in securities of mid-capitalization companies. The Adviser believes that equity securities of small and mid- capitalization companies may provide greater growth potential than stocks of large capitalization companies. Nevertheless, small and mid-capitalization companies often have limited product lines, fewer market or financial resources, and may be more dependent upon one person or a few key people for management. In addition, the stocks of such small and mid-capitalization companies may be subject to greater price volatility than large capitalization stocks both because such stocks typically trade in lower volume and because such companies may be more vulnerable to changing economic conditions than large capitalization companies.

REPURCHASE AGREEMENTS

All the Funds may enter into repurchase agreements, whereby an investor, such as one of the Funds, purchases securities (referred to as "underlying securities") from well-established securities broker-dealers or banks, subject to agreement by the seller to repurchase the securities at a stated price on a specified date. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. To minimize this risk, a Fund will enter into a repurchase agreement only if the repurchase agreement is structured in a manner reasonably designed to collateralize fully the value of a Fund's investment during the entire term of the agreement and in accordance with guidelines regarding the creditworthiness of the seller determined by the Board of Directors of the Company. Currently, these guidelines require sellers who are broker-dealers to have a net worth of at least $25,000,000, although this requirement may be waived by the Board of Directors of the Company on the recommendation of the Adviser, and banks to have assets of at least $1,000,000,000. The underlying security, held as collateral, will be marked to market on a daily basis, and must be of high-quality. In the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Fund could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral were less than the price specified in the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS

The Global Income Fund may enter into reverse repurchase agreements with the same parties with which it enters into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell portfolio securities and agree to repurchase them at a particular price at a future date. At the time the Fund enters into the reverse repurchase agreement it will establish and maintain a segregated amount with the custodian containing cash or liquid securities having a value not less than the repurchase price, including interest. Reverse repurchase agreements involve risk that the market value of the securities retained in lieu of the sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements will be treated as borrowings for purpose of calculating the Fund's borrowing limitations.

FOREIGN SECURITIES, DEPOSITARY RECEIPTS

Subject to the investment objectives and policies of each Fund, the Total Return Fund, Growth and Income Fund, Capital Appreciation Fund and Global Income Fund may invest in foreign securities. Although investment in foreign securities by the Total Return Fund, Growth and Income Fund and Capital Appreciation Fund are intended to reduce risk by providing further diversification, such investments, as well as those of the Global Income Fund, involve certain additional risks, including the possibility of: (1) adverse foreign political and economic developments, (2) less publicly available information about foreign issuers, (3) less comprehensive accounting, reporting and disclosure requirements, (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (5) expropriation or confiscatory taxation that could affect investments, (6) currency blockages which would prevent cash from being brought back in the United States, (7) generally higher brokerage and custodial costs than those of domestic securities, (8) with respect to foreign securities denominated in foreign currencies, the costs associated with the exchange of currencies and the possibility of unfavorable changes in currency rates and exchange rate regulations and (9) settlement of transactions being delayed beyond periods customary in the United States.

The Total Return Fund, Growth and Income Fund, Capital Appreciation Fund and Global Income Fund may also invest in Depositary Receipts, (ADRs, GDRs and EDRs.) ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be issued by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities in to which they may be converted. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchanges.

Depositary Receipts also involve the risks of other investment in foreign securities. For purposes of each Fund's investment policies, a Fund's investment in Depositary Receipts will be deemed to be an investment in the underlying securities.

LENDING OF PORTFOLIO SECURITIES

The Global Income Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies such loans may be made to institutions such as broker dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. It is intended that the value of securities loaned would not exceed 30% of the value of the total assets of the Fund.

RESTRICTED SECURITIES

All of the Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Subject to a Fund's limitations on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

LOW RATED OR UNRATED DEBT SECURITIES

The Global Income Fund may invest up to 25% of its total assets in high yield or "junk bonds" and may invest in debt instruments issued by foreign issuers, including those in emerging market countries. Although such securities may offer higher yields than do higher rated securities, such low rated and unrated securities and investments in emerging market debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The existence of limited markets for particular high yield bonds or low rated securities may diminish a Fund's ability to sell the such securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of debt securities that are low rated securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of low rated securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession. See "
   " in the Statement of Additional Information.

Certain Funds may invest in debt obligations issued or guaranteed by foreign governments or their agencies, instrumentalities or political subdivisions, or by supranational issuers (collectively, "sovereign debt"). Investing in sovereign debt involves special risks. Certain foreign countries, particularly developing countries, have experienced and may continue to experience, high rates of inflations and high interest rates; exchange rate fluctuations; large amounts of external debt, balance of payments and trade difficulties; and extreme poverty and unemployment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unwilling or unable to repay principal or interest when due in accordance with the terms of such debt, and the Funds may have limited legal recourse in the event of default.

The Global Income Fund's participation in the currency, option and futures markets involves certain risks and transaction costs which are generally greater for investments in emerging markets; because of the special risks associated with investing in emerging markets and investment in debt securities rated below investment grade, certain of the Global Income Fund's investments should be considered speculative and the Global Income Fund is designed for investors who wish to accept the risks entailed in such investments which are different from those associated with a portfolio consisting entirely of U.S. issuers denominated in U.S. dollars.

DERIVATIVES

A "derivative" is a financial contract whose value depends upon the value of an underlying instrument or asset--a commodity, bond, mortgage, equity or currency or a combination of these.

The Government Securities Fund, Total Return Fund, Growth and Income Fund, Capital Appreciation Fund and Global Income Fund may utilize derivatives in seeking to meet their investment objectives. Certain risks of derivative investing are set forth below.

FOREIGN CURRENCY TRANSACTIONS

The Total Return Fund, Growth and Income Fund, Capital Appreciation Fund and the Global Income Fund may enter into forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Total Return Fund, Growth and Income Fund and Global Income Fund may enter into a forward exchange contract when, for example, the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar.

Alternatively, the Fund might sell a particular security on either a spot
(cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. None of the Funds is obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which a Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. When effecting currency exchange transactions, some price spread (to cover service charges) will be incurred. No Fund, except the Global Income Fund, intends to maintain a net exposure to such contracts where the fulfillment of the Fund's obligations under the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Global Income Fund may enter into forward contracts to duplicate a cash market transaction.


The Global Income Fund may also enter into a form of foreign currency option transaction known as cross hedges of currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies in which the Fund has or which the Fund expects to have exposure.

OPTIONS

In order to earn additional income or to protect partially against declines in the value of its securities, all the Funds may write (sell) covered call options and purchase call options to the extent necessary to close out option positions previously written by the Fund. A call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid, the underlying security at the exercise price during the option period. The Funds, in keeping with their individual investment objectives and policies, may write call options with respect to individual equity securities and bonds, and stock and bond indexes which correlate with the Fund's particular portfolio securities. The Funds will write only covered call options which are listed on exchanges, and will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options or subject to put options exceeds 25% of the value of the Fund's total assets. The Funds cover options they have sold for example, by holding the underlying securities or (the usual practice in the case of a call) or by other means which would permit timely satisfaction of the Fund's obligations as writer or the option, such as by depositing in a separate account liquid high grade securities, or cash, equal in value to the exercise price of the option (the usual practice in the case of a put.)

All Funds may also purchase put options with respect to equity securities and bonds, and stock and bond indexes which correlate with their portfolio securities, limited to no more than 5% of the Fund's total assets. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period.

The Global Income Fund may also purchase and write put and call options, including options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against the U.S. dollar cost of foreign securities to be acquired.

FUTURES CONTRACTS

All the Funds may purchase and sell futures contracts on debt securities and interest rate futures contracts as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. The Funds may also, where appropriate, enter into stock index futures contracts to provide a hedge for a portion of the Fund's equity holdings. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions. Each Fund may also write covered call options and purchase put options on futures contracts of the type which that Fund is permitted to purchase. The Global Income Fund may buy and sell foreign currency futures contracts and bond index futures contracts. The Global Income Fund may buy and sell futures contracts, including commodity futures contracts, and options thereon, for hedging and other purposes, such as creating "synthetic" positions. An index futures contract is an agreement to take or make delivery of an amount of cash based upon the difference between the value of the index at the beginning and the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency at a set price on a specified future date. The Funds will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on national futures exchanges. The Global Income Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Directors. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid and will be subject to the limitation on investments in illiquid securities. No Fund will enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on unexpired futures contracts would exceed 5% of the value of the Fund's total assets.

When a Fund enters into a futures contract it must make an initial deposit known as initial margin as a partial guarantee of its performance under the contract, as the value of the contract fluctuates, either party to the contract is required to make additional margin payments, known as variation margin to cover any additional obligation it may have under the contract. In addition, the Fund must deposit in a segregated account additional cash or high quality securities to ensure the futures contract are unleveraged. The value of assets held in the segregated account must be equal to the daily market value of all outstanding futures contracts less any amounts deposited as margin.

SWAPS, CAPS, FLOORS AND COLLARS

The Global Income Fund may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars. The Fund expects to enter into these transactions primarily to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing in the future. The Fund intends to use these transactions as hedges, and neither will sell interest rate caps or floors if it does not own the securities or other instruments providing an income stream roughly equivalent to what the Fund may be obligated to pay.

Interest rate swaps involve an agreement between the Global Income Fund and another party to exchange their respective commitments to pay or receive interest with respect to specified (notional) amount of principal (i.e. an exchange of floating rate payments by one party for fixed rate payments by the other. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the specified indices.

The purchase of an interest rate cap entitles the purchaser in exchange for the premium paid to receive payments on a notional amount from the party selling the cap to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

GENERAL

Use of forward currency contracts, options and futures involve certain risks and transaction costs which it might not otherwise be subject, including dependence on the Adviser's ability to predict movements in the prices of currency markets. If the Adviser incorrectly forecasts the currency exchange rates or interest rates in utilizing a strategy for the Fund it would be in a better position if it had never hedged at all. In addition certain provisions of the Internal Revenue Code of 1986 have the effect of limiting the extent to which the Fund may enter into forward contracts or futures contracts or engage in options transactions.

Although these investment practices will be used to generate additional income or to attempt to reduce the effect of any price decline in the security subject to the option, they do involve certain risks that are different, in some respects, from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options--the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; and purchasing put options--possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movement in the portion of the securities portfolios being hedged correlate with price movements in the selected securities index. Perfect correlation may not be possible because (i) the securities held or to be acquired by a Fund may not exactly match the composition of the securities indexes on which options are written or (ii) the price movements of the securities underlying the option may not follow the price movements of the portfolio securities being hedged. If the Adviser's forecasts regarding movements in securities prices or interest rates or currency prices or other economic factors are incorrect, the Fund's investment results may have been better without the hedge. A more thorough description of these investment practices and their associated risks is contained in the Company's Statement of Additional Information.

The Global Income Fund may use futures contracts, options and forward contracts as part of various investment techniques and strategies, such as creating non- speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options and other investments which do not have readily available market quotations, are subject to the limitation on investments in illiquid securities.

PORTFOLIO TURNOVER

Portfolio turnover for each Fund may vary from year to year or within a year depending upon economic, market and business conditions. A Fund having a higher portfolio turnover rate may realize larger amounts of gains or losses and more brokerage commissions or other transaction related costs than it would with a lower portfolio turnover rate. If there are gains, they are passed through to the shareholders as long-term capital gain distributions
and, as such, are taxable to the shareholders. See "Taxes" below and "     "
in the Statement of Additional Information for further information.

                              PURCHASE OF SHARES

Shares of the Funds may be purchased either by (1) ordering the shares through a "Broker" or "Agent," as defined below, and forwarding a completed Application or brokerage firm settlement instructions with payment (except for Investors Fiduciary Trust Company fiduciary retirement accounts, which must be purchased direct); or (2) completing an Application and mailing it with payment to the Funds' Transfer Agent and Dividend Paying Agent, DST Systems, Inc., ("DST"). Payment, made payable to the Van Eck/Chubb Funds, must be in U.S. Dollars. Third party checks will not be accepted. Checks drawn on a foreign bank will not be accepted unless provisions are made for payment in U.S. Dollars through a U.S. bank. Each Fund reserves the right to reject any purchase order.

Initial purchases must be in the amount of $1,000 or more per account. Subsequent purchases must be in the amount of $100 or more. Either minimum may be reduced or waived by the Funds for pension or retirement plans, for investment plans calling for periodic investments in shares of the Funds, for sponsored payroll deduction plans, for split funding or other insurance purchase plans or in other appropriate circumstances.

Shares of the Funds are sold at the public offering price (net asset value plus applicable sales charge) next computed after receipt of a purchase order in proper form, as follows. Generally, orders must be received by DST prior to the close of business on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. Orders mailed to DST, addressed to P.O. Box 418407, Kansas City, Missouri, 64141, must be deposited in the DST P.O. Box prior to 11:30 a.m., Eastern Time, in order to receive the price computed that day. If a shareholder desires to guarantee a given date of receipt, the order may be mailed by overnight courier to DST at 210 W. 10th St., 8th Fl., Kansas City, Missouri, 64105. Do not send mail to DST marked personal and/or confidential as this may delay the processing of the order. If the Broker or Agent receives the purchase order before the close of trading on the New York Stock Exchange and transmits it to the Distributor by 5:00 P.M., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation or other authorized trading system by 8:00 P.M., Eastern Time, the investor will receive the price of that day. If a Broker or Agent receives an investor's order before the close of trading on the New York Stock Exchange and fails to transmit it to the Distributor by the above times, any resulting loss will be borne by the Broker or Agent. Orders received after the above times will be processed on the next business day.

The net asset value of each Fund is computed once daily, as of the close of business on the New York Stock Exchange which is normally at 4:00 P.M., Eastern Time, on each business day, Monday through Friday, exclusive of national business holidays. The assets of the Funds are valued at market or, if market value is not ascertainable, at fair value as determined in good faith by the Board of Trustees. The Funds may invest in securities or futures contracts listed or traded on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business), and consequently, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds.

An investor who wishes to purchase shares of more than one Fund must complete separate Applications for each Fund and remit separate checks to each Fund. If an investor fails to indicate the Fund to be purchased, the check will be applied to a purchase of the U.S. Government Money Fund, a series of Van Eck Funds, and the investor may then exchange at current price into the desired Fund.

Certificates for shares of the Funds are issued only upon specific request to DST. Due to the conversion feature, certificates are not recommended for Class B shareholders.

Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, which is a wholly-owned subsidiary of the Administrator, serves as distributor of the Funds' shares and for shares of the Van Eck Funds, together known as the "Van Eck Global Group" and has entered into Selling Group Agreements with selected broker-dealers which have agreed to solicit purchasers for shares of the Funds ("Brokers") and into Selling Agency Agreements with banks or their subsidiaries which have agreed to act as agent for their customers in the purchase of shares of the Funds ("Agents"). A bank may be required to register as a broker-dealer pursuant to state law.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares of the Funds may be purchased under any one or all of the following arrangements:

  (i) with an initial sales charge imposed at the time of purchase ("Class A shares") ALL FUNDS; or

  (ii) with a contingent deferred sales charge imposed at the time of redemption if such redemption is within six years of the initial purchase ("Class B shares") ALL FUNDS.

With respect to each class of shares, an ongoing asset-based fee for distribution and services (12b-1 fee) is charged. The distribution services fee applicable to Class B shares will be higher than that applicable to Class A shares.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and, in the case of the Class B shares, the contingent deferred sale charge would be less than the initial sales charge and accumulated distribution services fee on Class A shares. To assist investors in making this determination, the table under the caption "Transaction Data" on page 3 sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares will normally be more beneficial to the investor who qualifies for a reduced initial sales charge. It is the sole responsibility of the investor, and his or her Broker or Agent, to determine which sales charge alternative is most advantageous.

Class A shares incur an initial sales charge when they are purchased and enjoy the benefit of not being subject to any sales or redemption charge when they are redeemed. Certain purchases of Class A shares qualify for reduced initial sales charges. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to .50% of the Fund's aggregate daily net assets attributable to the Class A shares (See "Plan of Distribution"). Because Class A shares are subject to a lower distribution and services fee, they pay correspondingly higher dividends per share and can be expected to have a higher return per share than Class B shares. However, because initial sales charges are deducted at the time of purchase, investors do not have all their money invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the life of the investment.

Class B shares do not incur a sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase. Class B shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's aggregate average daily net assets attributable to that Class of shares (see "Plan of Distribution"). Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holder of the Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses from the continuing burden of such distribution-related expenses over an open-ended period of time. See "Conversion Feature," below. Some investors might determine that it would be more advantageous to purchase Class B shares in order to have all their money invested initially, although remaining subject to higher distribution charges and, for a six-year period being subject to a contingent deferred sales charge.

The distribution expenses incurred by a Fund or its Distributor in connection with the sale of Fund shares will be paid, in the case of Class B shares, from the proceeds of the ongoing distribution and services fee and the contingent deferred sales charge incurred upon redemption within applicable time periods.
(See tables of sales charges on pages   and   .) Sales personnel of Brokers
and Agents distributing the Fund's shares may receive differing compensation from selling Class A or Class B shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution and services fees with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution and services fee with respect to the Class A shares.

Conversion Feature. Eight years after the end of the month in which the shareholder's order to purchase Class B shares was accepted, such shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fees. This conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holder of Class B shares from most of the burden of distribution-related expenses for shares that have been outstanding for a period of time sufficient for the Fund or its Distributor to have been compensated for such expenses.

For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect to Class B shares in a shareholder's Fund account will convert in a proportionate amount to the non-reinvestment shares converted.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted.

SALES CHARGES, DISTRIBUTION AND SERVICE FEES

Sales charges on purchases of shares of each of the Funds are set forth in the tables below. Each Fund imposes a 12b-1 distribution and services fee. Each Fund's Class A shares have a 12b-1 fee of .50% of average daily net assets per annum. All or a portion of these fees may be paid to banks, brokers and dealers for their shareholder servicing, promotion or distribution activities, as determined from time to time by the Funds.

Holders of Class B shares should be aware that dividends reinvested in new shares of the Fund will continue to be assessed the full 12b-1 fee, including that portion which is retained by the Distributor. Each Fund's Class B shares imposes a 12b-1 fee of 1% of average daily net assets. Of the 1% paid by the Fund, a portion will be retained by the Distributor and up to .75 of 1% may be paid to Brokers and Agents for distribution and up to .25 of 1% for servicing. The portion retained by the Distributor is in payment for distribution expenses. The Distributor may vary the portion retained by it from time to time, but the amount payable by the Fund will not exceed 1%. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc. See "Plan of Distribution".

CLASS A

(GROWTH AND INCOME FUND, TAX-EXEMPT FUND, TOTAL RETURN FUND, GOVERNMENT SECURITIES FUND, CAPITAL APPRECIATION FUND & GLOBAL INCOME FUND)

                                                                  DISCOUNT TO
                                                               BROKERS OR AGENTS
                                                                AS A PERCENTAGE
                                            SALES CHARGE AS A       OF THE
DOLLAR AMOUNT OF PURCHASE                     PERCENTAGE OF     OFFERING PRICE*
-------------------------                  ------------------- -----------------
                                           OFFERING NET AMOUNT
                                            PRICE    INVESTED
                                           -------- ----------
Less than $100,000........................   4.75%     5.0%          4.00%
$100,000 to less than $250,000............   3.75%     3.9%          3.15%
$250,000 to less than $500,000............   2.50%     2.6%          2.00%
$500,000 to less than $1,000,000..........   2.00%     2.0%          1.65%
$1,000,000 and over.......................  None**

CLASS B***

(GROWTH AND INCOME FUND, TAX-EXEMPT FUND, TOTAL RETURN FUND, GOVERNMENT SECURITIES FUND, CAPITAL APPRECIATION FUND AND GLOBAL INCOME FUND)

SHAREHOLDER'S TIME OF REDEMPTION         CONTINGENT DEFERRED SALES CHARGE
--------------------------------    -------------------------------------------
During Year One.................... 5.0% of the lesser of NAV or purchase price
During Year Two.................... 4.0% of the lesser of NAV or purchase price
During Year Three.................. 4.0% of the lesser of NAV or purchase price
During Year Four................... 3.0% of the lesser of NAV or purchase price
During Year Five................... 2.0% of the lesser of NAV or purchase price
During Year Six.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

  * Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.
 ** For any single purchase of $1,000,000 or more of Class A shares the
    Distributor may pay a finder's fee to parties eligible to receive such a fee. The fee will be paid during the first two years after any such purchase and is calculated as a quarterly payment equal to 0.0625% (.25% on an annual basis) of the average daily net asset value of the shares purchased that remain outstanding throughout such months. An eligible purchase is a single purchase for a single client (purchases for other clients cannot be aggregated for purposes of qualification for the finder's fee). Eligible purchases registered to a street or nominee name account must provide appropriate verification of eligibility and average daily net assets upon which payment is to be made. Purchases made through a bank trust department, advisory firm or special program, as determined by the Distributor, which purchases shares at net asset value do not qualify for the finder's fee. The finder's fee will be credited to the dealer of record on the record date (currently, the last calendar day of February, May, August and November) and will be generally paid on the 20th day of the following month. Please contact the Distributor to determine eligibility to receive such fee.
*** Brokers or Agents who sell Class B Shares receive a sales commission of
    4.0% of the value of the shares sold at the time of investment (see "Plan of Distribution"). The Distributor may alter these amounts.
--------

Brokers and Agents may receive different compensation for selling Class A or Class B shares.

The Class A initial sales charges vary depending on the amount of the purchase, the number of shares of the Van Eck Global Group of Funds which are eligible for the Right of Accumulation that an investor already owns, a Letter of Intent to purchase additional shares during a 13-month period, or other special purchase programs. See "Group Purchases," "Combined Purchases," "Letter of Intent" and "Right of Accumulation" below.

The contingent deferred sales charge on Class B is waived on redemptions of shares following the death or disability of a Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code. The Distributor will require satisfactory proof of death or disability. The charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and where the redemption is made within one year of the death or initial determination of disability. The waiver of the charge applies to a total or partial redemption but only to those shares held at the time of the death or initial determination of disability. Additionally, the charge may be waived when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge may be waived for any redemption in connection with a lump-sum or other distribution following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to Section 403(b) of the Code, after attaining age 70 1/2 or, in the case of a qualified pension or profit-sharing plan, after termination of employment after age 55. The charge also may be waived on any redemption which results from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Sections 401(k)(8) or 402(g) of the Code, or from the death or disability of the employee. The charge is not waived from any distributions from IRAs or other qualified retirement plans not specifically described above. A shareholder, or the Broker or Agent, must notify DST at the time the redemption instructions are provided whenever a waiver of the contingent deferred sales charge or redemption charge applies.

Shares of the Funds may be purchased without a sales charge by (i) present and retired Directors, officers and full-time employees (and their parents, grandparents, siblings, spouses, children and dependents) and agents of the Funds, the Adviser, Administrator or the Distributor and their affiliates and agents, (ii) by employees of Brokers or Agents (and their spouses and children under the age of 21), (iii) in connection with a merger or other business combination, or (iv) by the Administrator for the benefit of certain discretionary advisory accounts it manages meeting minimum asset requirements. Shares may also be purchased at net asset value (a) (i) through an investment adviser who makes such purchases through a broker/dealer, bank or trust company (each of which may impose transaction fees on the purchase), (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion or (iii) through a financial planner who charges a fee and makes such purchases through a financial institution which maintains a net asset value purchase program that enables the Distributor to realize certain economies of scale or (b) through bank trust departments or a trust company on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase. A bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value.

Shares may be purchased at net asset value on behalf of retirement and deferred compensation plans and trusts funding such plans (excluding Individual Retirement Accounts ("IRAs") and SEP-IRAs unless they qualify for such purchase under one of the prior exceptions) including, but not limited to, plans and trusts defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" which participate in a program for the purchase of shares at net asset value offered by a financial institution and which institution maintains an omnibus account with the Fund. Brokers may charge a transaction fee for effecting purchases at net asset value or redemptions. See "Availability of Discounts."

Shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charges in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge.

The term "purchase" refers to a single purchase by an individual, to the aggregate of concurrent purchases by an individual, his spouse and children under the age of 21, or to a purchase by a corporation, a partnership or a trustee or other fiduciary for a single trust, estate or fiduciary account.

Class A shares purchased and paid for with the proceeds of shares redeemed in the past 3 months from a mutual fund (other than a fund managed by the Administrator or any of its affiliates) on which a sales charge was paid (including Fund shares purchased by means of an exchange from the Van Eck U.S. Government Money Fund whose shares were purchased and paid for in this manner) may be purchased at net asset value, provided that the representative of record is the same for the Fund account as it was for the other mutual fund account. This waiver must be requested when the purchase (or exchange) order is placed for shares of the Fund, and the Distributor may require evidence of the investor's qualification for this waiver.

In addition to the discounts allowed to Brokers and Agents, the Distributor may, at its own expense, subject to applicable laws, provide additional promotional incentives or payments in the form of merchandise (including luxury merchandise) or trips (including trips to luxury resorts at exotic locations or attendance at seminars/conferences at luxury resorts) to Brokers or Agents that sell shares of the Funds. In some instances, these incentives or payments will be offered only to certain Brokers or Agents who have sold or may sell significant amounts of shares. Brokers and Agents who receive additional concessions may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of Global Income Fund-A's shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of the Automatic Investment Plan. See "Investment Programs" for information concerning the Automatic Investment Plan.

COMBINED PURCHASES

Shares of funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund series of Van Eck Funds) may be purchased at the initial sales charge applicable to the quantity purchase levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Global Group of Funds, except for the Van Eck U.S. Government Money Fund within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase. For further details, including escrow provisions, see the Letter of Intent provisions in the Instructions to the Application.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Global Group of Funds (except for the Van Eck U.S. Government Money Fund) where the aggregate value of those shares plus shares of these funds previously purchased and still owned, determined at the current offering price, is more than $100,000, provided the Distributor or DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify. See "Investment Programs" in the Statement of Additional Information.

                           AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              EXCHANGE PRIVILEGE

Management discourages trading in the Van Eck Global Group of Funds in response to short-term market fluctuations. Such activity may hinder the Adviser's ability to invest the Funds' assets in accordance with their respective investment objectives and policies, cause a Fund to incur additional brokerage, registration and other expenses, and may be disadvantageous to other shareholders in either the Fund being exchanged from or into or both. Shareholders are limited to six exchanges per calendar year; however, exchanges from the Van Eck International Investors Gold Fund series of Van Eck Funds may be excluded from this limitation if the exclusion will not be materially disadvantageous to other shareholders. For purposes of determining the number of exchanges made per calendar year, Fund accounts having the same beneficial owner or under common control will be aggregated. This exchange limitation does not apply to the Van Eck U.S. Government Money Fund. Management may impose other restrictions on trading in Fund shares in response to short-term market fluctuations. Active shareholders should consult the Fund as to current policy.

Each Fund reserves the right to modify or terminate the Exchange Privilege of the Fund or of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonable to do so, it may impose these restrictions at any time when it deems it to be in the best interest of remaining shareholders. If the exchange is rejected, shareholders will nevertheless be able to redeem their shares.

Shareholders of funds in the Van Eck Global Group of Funds may exchange shares, at net asset value, for shares of the same Class of any of the other funds. Shares of Van Eck U.S. Government Money Fund acquired other than pursuant to the Exchange Privilege may only be exchanged into Class A shares, subject to payment of the applicable sales charge. For federal income tax purposes, any exchange pursuant to the Exchange Privilege, other than exchanges in retirement plans offered by the Funds, will be regarded as a sale of shares, and any gain or loss must generally be recognized by the shareholder.

Each Fund has the ability to redeem its shares in kind. Each Fund will pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such Fund at the beginning of such period. See "Exchange Privilege" and "Redemption in Kind" in the Statement of Additional Information.

WRITTEN EXCHANGE

Shareholders wishing to exchange shares may do so by sending to DST a written request in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be exchanged (or that all shares credited to a fund account be exchanged), along with appropriate documentation, if necessary. Exchanges are only available in states where purchases may legally be made. All persons authorized to sign on behalf of joint owners, corporations, trusts, custodians, or other organizations must supply appropriate evidence of the authority of each signatory with each written request. Written exchange requests in proper order will be executed on the day of receipt (or, if that is not a business day of the Fund, on the next business day following receipt). Written exchange requests may be sent to Van Eck/Chubb Funds, c/o DST, either by regular mail to: P.O. Box 418407, Kansas City, MO 64141, or by overnight courier to: 210 W. 10th St., 8th Floor, Kansas City, MO 64105.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

Completion of the Account Application or receipt of settlement instructions from a Broker or Agent for an eligible account shall constitute an election by the investor to have available the Telephone Exchange Privilege and, except for retirement plan accounts, the Telephone Redemption Privilege, unless otherwise indicated. By electing one or both of the Privileges, the investor is authorizing each Fund, its agents and affiliates to act on any instructions they believe to be genuine. Each Fund, its agents and affiliates will employ reasonable procedures, described below, to confirm the authenticity of these communications and cannot be responsible for the authenticity of any telephone instructions nor will they be liable for any loss or expenses resulting from acting on any instructions, including those which are fraudulent and those not authorized by the investor, unless they fail to employ these procedures. Shareholders that elected NOT to establish the Telephone Exchange Privilege or the Telephone Redemption Privilege on their accounts may later establish the privilege by written request, signed by all registered owners on the account and with appropriate documentation, as necessary.

The Telephone Exchange Privilege may not be available to accounts held by a brokerage firm in street name and participants in retirement plans sponsored by organizations other than the Trust, and participants in such plans should consult with their sponsors to determine the availability of the Telephone Exchange Privilege prior to exercising it.

The Telephone Redemption Privilege is not available to accounts registered in "street name", nominee or corporate name and custodial accounts held by a financial institution including Investors Fiduciary Trust Company retirement accounts.

After acceptance by DST of an Application, a telephone exchange or telephone redemption may be effected by contacting DST at 1-800-345-8506. Telephone calls are recorded. Telephone instructions for exchanging or redeeming shares on deposit with DST may be given by anyone claiming to be the shareholder, the Broker or Agent of record, or an authorized representative of any of the foregoing [the caller must identify his/her name and relationship to the account] and will be executed only if they include the correct social security number, tax identification number or account number. Telephone instructions accepted after the close of business on the New York Stock Exchange will not be effected until the following business day (see "Purchase of Shares"). In the case of joint or multiple owners, one owner's call may effect the telephone exchange or redemption.

If the exchanging shareholder does not have an account in the Fund into which he/she is exchanging, a new account will be established with the same registration, dividend and capital gain options, and dealer of record specified in the shareholder's account in the existing Fund. In order to establish an Automatic Withdrawal or Automatic Investment Plan or other options for the new account, an exchanging shareholder must make the request at the time of exchange and may be required to file an application which can be obtained from DST or the Fund.

For accounts with the Telephone Redemption Privilege, telephone redemption requests will only be accepted if the shares are held on deposit, if the amount of the request is $50,000 or less per day and if the check is payable to the shareholder(s) and sent to the address of record. A telephone redemption will not be accepted if a change to the registered address has been effected within one month of such request.

Because of unusual market conditions it may be difficult and/or impossible to contact DST to effect the exchange or redemption. Shareholders should continue to try to contact DST by telephone at the above telephone number or may deliver written instructions by post or courier.

The Funds reserve the right to refuse a request for the Telephone Redemption or Exchange Privilege without prior notice either during or after the call. The Funds reserve the right to modify or terminate the Exchange Privilege at any time. Shareholders may remove the Telephone Redemption or Telephone Exchange Privilege by written notice effective within 3 business days of receipt by DST. See "Exchange Privilege" in the Statement of Additional Information.

                        TAX-SHELTERED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-sheltered retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA/SPIRA")--available to anyone who has earned income. Investments may also be made in the name of a spouse, if the spouse is treated as having no earned income.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP")--available to employers, including self-employed individuals, seeking to provide retirement income to employees through employer contributions or salary reduction contributions to employee individual retirement accounts.

QUALIFIED PENSION PLAN--available to self-employed individuals, partnerships, corporations and their employees.

403(B)(7) PROGRAM--available to employees of certain tax exempt organizations and schools. See "Tax Sheltered Retirement Plans" in the Statement of Additional Information. In addition, information concerning these plans is available from the Funds. This information should be read carefully and consultation with an attorney or tax adviser is advisable.

                              INVESTMENT PROGRAMS

DIVIDEND REINVESTMENT PLAN

Unless a shareholder has given notice to DST (the Funds' dividend paying agent), either directly, or through a Broker or Agent, that dividends and capital gains distributions of a Fund should be paid in cash, dividends and capital gains distributions will be reinvested in shares of that Fund at net asset value without a sales charge. Reinvestments of dividends and capital gains distributions in shares of the Funds will occur on a date selected by the Board of Directors.

In addition, dividends and capital gains distributions paid by the Funds (except Class B Shares) in cash may be automatically invested at net asset value on the payable date in Class A shares of any fund in the Van Eck Global Group of Funds. A shareholder wishing to exercise this option should contact DST for instructions.

AUTOMATIC INVESTMENT PLAN

The Funds offer to investors a program for regularly investing specified dollar amounts in a Fund. In establishing the Automatic Investment Plan, an investor authorizes DST to collect a specified amount from his or her checking account and use the proceeds to purchase shares of a Fund for the investor's account. Further details of the Automatic Investment Plan are given in an application which is available from DST or the Distributor. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC EXCHANGE PLAN

The Funds offer a program for regularly exchanging a specified dollar amount from one fund to another fund in the Van Eck Global Group of Funds (except Class B shares). In establishing the Automatic Exchange Plan, an investor authorizes DST to regularly exchange a specified amount from, and purchase shares of, another fund in the Van Eck Global Group. Further details of the Automatic Exchange Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC WITHDRAWAL PLAN

Any shareholder who owns shares of a Fund valued at $10,000 or more at current offering price may establish an Automatic Withdrawal Plan under which he or she will receive a monthly or quarterly check in a specified amount. The Plan is not available to Class B shareholders. Further details on the Automatic Withdrawal Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

                             REDEMPTION OF SHARES

The market value of the securities in the portfolio of each Fund is subject to daily fluctuations and the net asset value of the Funds' shares will fluctuate accordingly. Therefore, the Funds' redemption value may be more or less than the shareholder's cost. (See "Purchase of Shares.")

Except as noted, payment will normally be made within three days after delivery of a proper redemption request except for such delays as may be permitted under applicable law or rule. If shares of any Fund to be redeemed were purchased by check, the Company reserves the right to make payment on such redemption request only after it has assured itself that the check has been cleared for payment, which may take as long as 15 days. No interest will accrue on uncashed redemption checks.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that Exchange is restricted as determined by the applicable rules and regulations of the Securities and Exchange Commission; or during an emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practical for the Funds to dispose of the securities owned by them or to determine fairly their net asset values; or for any period that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

The Funds reserve the right to redeem shares of a Fund and mail the proceeds to a shareholder if, at any time, the number of shares in a shareholder's account falls, subsequent to satisfying the initial investment requirement, below a specified amount, currently 50 shares. Shareholders will be notified and will have 30 days to bring the number of shares owned by them up to the required amount before any redemption is made by that Fund.

WRITTEN REDEMPTION

A shareholder wishing to redeem shares of any of the Funds may do so by sending to DST, P.O. Box 418407, Kansas City, Missouri 64141: (1) a written request for redemption in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed); (2) if the amount redeemed is $50,000 or more, or if the proceeds of redemption are paid to other than the registered owner of the shares at the address on record at DST, a guarantee of the signature of each registered owner by an eligible guarantor institution (such as a broker-dealer or bank; a notarization by a notary public is not acceptable); and (3) any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations (e.g., appointments as executor or administrator, trust instruments or certificates of corporate authority) requested by DST. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsement) and must be submitted with the written request for redemption. The requirement for a signature guarantee is waived for redemptions of $50,000 or less if the redemption is a transfer of assets from an IFTC held retirement plan in one of the funds in the Van Eck Global Group of Funds to a retirement plan held by another recognized custodian/trustee. For additional mailing instructions to DST and times of processing, see "Purchase of Shares."

TELEPHONE REDEMPTION (SEE "TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES" ON
PAGE  )

BROKER/AGENT CONFIRMED REDEMPTION

For the convenience of shareholders, the Funds have authorized the Distributor as agent to accept confirmed orders only from Brokers and Agents for the redemption of shares of the Funds. If a shareholder uses the services of a Broker or Agent in effecting a redemption of shares, the Broker or Agent may charge a fee for its services. The redemption price is the net asset value per share next determined after the redemption order is received by the Broker or Agent prior to the close of business on the New York Stock Exchange on the day received. Brokers and Agents have the responsibility of submitting such redemption orders to the Distributor not later than 5:00 p.m., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation or other authorized trading system by 8:00 p.m., Eastern Time, on such day in order to obtain that day's applicable redemption price. Settlement of confirmed orders from accounts will not be effected until receipt of instructions in proper form (including any share certificates) as described above or an indemnity from the Broker or Agent of record on the account. Some Brokers or Agents may have self-imposed restrictions regarding the submission of confirmed redemption orders on behalf of shareholders. See "Purchase of Shares" for DST's times of processing.

EXPEDITED REDEMPTION

Requests for Expedited Redemption of shares of any of the Funds in the Van Eck Global Group of Funds may be made by telephone, telegram, other wire communication or by letter upon completion of the Expedited Redemption portion of the Account Application. Shareholders redeeming a minimum of at least $1,000 of shares which are on deposit with DST may redeem by telephoning DST at 1-800- 345-8506. The Fund and/or DST reserve the right to refuse telephone requests at any time. Proceeds of redeemed shares will be transmitted by wire to the shareholder's bank account designated on the Application (which must be at a domestic commercial bank which is a member of the Federal Reserve System). The wire cost involved may automatically be deducted from the amount wired, although the Funds are currently waiving such cost. Shareholders may contact DST for additional information concerning an Expedited Redemption. Due to unusual market conditions it may be difficult or impossible to contact DST to effect the redemption. Shareholders should continue to try to contact DST by telephone at the above telephone numbers or may deliver written instructions by post or courier.

REDEMPTION BY CHECK

Shareholders of Tax-Exempt Fund-A, Government Securities Fund-A, and Global Income Fund-A may, upon completion of the "Redemption by Check" portion of the Application, elect to redeem by check shares of the Fund which are on deposit with DST. These checks, which are drawn on The United Missouri Bank of Kansas City (the "Bank") may be made payable to the order of any person and may not be drawn for less than $250 or more than $5,000,000. The amount of the check may not be in excess of 90% of the net asset value of the shares in the shareholder's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). When such a check is presented to the Bank for payment, the Bank as the shareholders' agent, acting under the authority of the Redemption by Check procedure, will cause the Fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. A shareholder may not write a check to close an account but should follow the appropriate procedure set forth above. Retirement plan accounts, accounts held on behalf of minors and accounts with IRS withholding are not eligible for Redemption by Check. For further information concerning Redemption by Check, shareholders should contact DST.


BUY-BACK PRIVILEGE

Any shareholder who redeems Class A shares (which paid an initial sales charge) of any of the Van Eck Global Group of Funds has a one-time right to reinvest in shares of these Funds at net asset value without the payment of a sales charge within 30 days after the redemption. The amount of this reinvestment cannot exceed the amount of the redemption proceeds and shareholders must inform the Fund or DST that they are exercising this right at the time of the reinvestment. Although redemption of shares is normally a taxable event and a gain or a loss must be recognized, subsequent reinvestment within such 30-day period in the same Fund is considered a "wash sale" under federal income tax law and no loss on such redemption may be recognized for federal income tax purposes.

TRANSFER OF OWNERSHIP

To transfer ownership (re-register) all or a portion of shares held in a shareholder's account, the shareholder must provide a written request with any certificated shares and any documents concerning authority and related matters as described above (see "Redemption of Shares") in proper form. Also, the shareholder should provide a properly certified social security number, taxpayer identification number, or certification of non-resident alien status of the new owner at the time of transfer.

                          DIVIDENDS AND DISTRIBUTIONS

Growth and Income Fund and Capital Appreciation Fund intend to make annual distributions from net investment income in December and distribute any net realized capital gains resulting from the Funds' investment activity annually in December. Total Return Fund intends to make distributions from net investment income on a quarterly basis in March, June, September and December and distribute any net realized capital gains resulting from investment activity annually in December. Tax-Exempt Fund and Global Income Fund intend to declare and pay dividends monthly and distribute any net realized capital gains resulting from investment activity annually in December. Government Securities Fund intends to declare dividends daily and distribute them monthly and distribute any net realized capital gains resulting from investment activity annually in December. Dividend or capital gain distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such distributions. Short-term capital gains, if declared, are treated the same as dividend income. No interest will accrue on uncashed distribution checks. The fiscal year of each of the Funds ends on December 31.


                                  MANAGEMENT

DIRECTORS

The Board of Directors of the Company is responsible for the administration of the affairs of the Company pursuant to the applicable laws of the state of Maryland. The Company, pursuant to Maryland's indemnification statute, provides that neither its officers nor directors will be liable to the Company or its shareholders for monetary damage for breach of fiduciary duty, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

INVESTMENT ADVISER

The investment adviser to each Fund is Chubb Asset Managers, Inc., a wholly-owned subsidiary of The Chubb Corporation. The Chubb Corporation, organized in 1967 as a New Jersey corporation, is a holding company engaged through subsidiaries in the business of property and casualty insurance on a worldwide basis, as well as life and health insurance and real estate development. The Chubb Corporation traces its history back to the formation of Chubb & Son in 1882 and the founding of its principal property and casualty subsidiary, Federal Insurance Company, in 1901. Today, the Chubb Corporation, a Fortune
500 Company with assets exceeding $   billion, ranks among the nation's top
    Stock/Insurance companies by assets and offers insurance and financial
planning tools to clients around the world from     branch offices throughout
North and South America, Europe and the Pacific Rim.

The Adviser's principal place of business is 15 Mountain View Road, Warren, New Jersey 07061. The Adviser is subject to the overall authority of the Board of Directors of the Company, responsible for the overall investment of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. The Adviser was organized in August 1986 as an investment adviser and is registered with the Securities and Exchange Commission as such under the Investment Advisers Act of 1940. The Adviser has served as the Company's investment adviser since December 1987 and also serves as the sub-investment manager for the Money Market Portfolio, the Bond Portfolio and the Growth and Income Portfolio of Chubb America Fund, Inc., an open-end management investment company organized in 1984. In addition, the principals of the Adviser, who are also investment personnel of Chubb & Son, Inc., currently provide investment advice to and supervision and monitoring of investment portfolios for The Chubb Corporation and its affiliates, including general accounts of the insurance affiliates of The Chubb Corporation totaling
$   billion, of which $   billion is invested internationally. In addition,
certain investment personnel employed by the Investment Manager currently provide advice to other investment portfolios of entities not affiliated with The Chubb Corporation or its affiliates in their capacity as officers or directors of certain registered investment advisers not related to the Adviser.

The following persons are primarily responsible for the day-to-day management and implementation of the Adviser's investment process for the respective Funds, (the inception date of each person's responsibility for a Fund and their business experience for the past five years are indicated parenthetically): Van Eck/Chubb Government Securities Fund--Ned I. Gerstman, Senior Vice President; (since December 1989/employed by the Adviser more than 5 years) and Paul Geyer, Assistant Portfolio Manager, Vice President (since 1992/employed by the Adviser more than 5 years); Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Total Return Fund--Michael O'Reilly, President (since December 1987/employed by the Adviser more than 5 years) and Robert Witkoff, Senior Vice President (since 1988/employed by the Adviser since
1988); Van Eck/Chubb Tax-Exempt Fund--Frederick W. Gaertner, Senior Vice-President (since December 1987/employed by the Adviser since November 1989, formerly Vice-President of Salomon Brothers, Inc.); Van Eck/Chubb Capital Appreciation Fund--Robert Witkoff, Senior Vice President; Van Eck/Chubb Global
Income Fund--Marjorie Raines, Senior Vice President (since      /employed by
the Adviser since before 1987), Roger Brookhouse, Senior Vice President (since
     /employed by the Adviser since 1995 and President and Chief Investment Officer, Chubb Investment Services Limited, a subsidiary of Chubb Corporation, since 1993, previously Managing Director of Credit Suisse Asset Management Ltd. London 1990) and Emma Fishwick, Director Chubb Investment Services Limited, since 1997 (employed by the Adviser since 1997).

Each Fund pays a monthly advisory fee at the annual rate of 0.20% of the first $200 million of the average daily net assets of each Fund, 0.19% of the next $1.1 billion of the average daily net assets of each Fund and 0.18% of the average daily net assets of each Fund in excess of $1.3 billion.

ADMINISTRATOR

Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, serves as administrator to each of the Funds pursuant to an Administration Agreement with the Company. The Administrator is responsible for providing administrative and accounting functions to the Funds, including certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of directors administration, tax compliance services and reporting. Each Fund pays the Administrator a monthly fee at the annual rate of 0.45% of the first $200 million of the average daily net assets of each Fund,

0.41% of the next $1.1 billion of the average daily net asset of each Fund and 0.37% of the average daily net assets of each Fund in excess of $1.3 billion.

The Administrator acts as investment adviser or sub-investment adviser to other registered investment companies and manages or advises managers of portfolios of pension plans and others. Total assets under management of Van Eck Associates Corporation at December 31, 1997 were approximately $1.5 billion. John C. van Eck, Chairman and a director of the Company, and members of this immediate family, own 100% of the voting stock of Van Eck Associates Corporation.

EXPENSES

In addition to the fees described above, the Company is responsible for certain expenses relating to the Company's operations which are not expressly assumed by the Adviser, the Administrator or the Distributor, including: legal, accounting, transfer agent, custodian and auditing fees; taxes; portfolio valuation expenses; and preparing, printing, and distributing Prospectuses, Statements of Additional Information, and shareholder communications and reports, and other expenses. The Company's expenses are deducted from total income before dividends are paid.

Pursuant to an agreement dated as of January 25, 1991 ("Expense Limitation Agreement") between the Company, Chubb Life, the Adviser, Chubb Investment Advisory Corporation, the Funds' investment administrator until September 30, 1997 ("CIAC") and Chubb Securities Corporation, the Funds' distributor until September 30, 1997 ("CSC"), one or more of these entities has waived fees or assumed expenses for one or more Funds. For the fiscal year ended December 31, 1996 CIAC accepted a reduced fee of 0.25% of the average daily net assets of the Government Securities Fund, Tax-Exempt Fund, and Capital Appreciation Fund; a reduced fee of 0.35% of the average daily net assets of the Total Return and the Growth and Income Fund and a fee of 0.45% of the average daily net assets of the Global Income Fund. For the period from January 1, 1995 to August 31, 1995, CSC waived any amount of its Rule 12b-1 Plan fees in excess of 0.20% of the average daily net asset value of the Total Return Fund, the Growth and Income Fund, the Government Securities Fund and the Tax-Exempt Fund and 0.15%. For the period September 1, 1995 through December 31, 1996, CSC waived its 12b-1 fees in excess 0.25% of the average daily net assets of the Total Return Fund; Growth and Income Fund; Capital Appreciation Fund; and Global Income Fund; and 0.20% of the average daily net assets of the Government Securities Fund and Tax-Exempt Fund. For the fiscal year ended December 31, 1996, pursuant to the Expense Limitation Agreement, Chubb Life assumed a portion of certain additional expenses of the Company. For the year ending December 31, 1997, the rates of net expenses borne by the Funds were limited to 1.35% of the average daily net assets of the Global Income Fund; 1.25% of the average daily net assets of the Total Return Fund, the Growth and Income Fund, and the Capital Appreciation Fund; and 1.00% of the average daily net assets of the Government Securities Fund and the Tax Exempt Fund. For that period, the Adviser, the Administrator, the Distributor, CIAC and CSC waived all or a portion of their fees. In addition, Chubb Life and the Administrator assumed a portion of all other expenses.


                             PLAN OF DISTRIBUTION

The Company may pay directly for a portion of the distribution expense of the Company pursuant to the Plans of Distribution adopted for the Funds pursuant to Rule 12b-1 (the "Plan") under the Act. Under the Plan, the Company will pay the lesser of actual distribution expenses incurred under the Plan, as determined by the Board of Directors of the Company, or 0.50% per annum of the net asset value of each Fund. The Rule 12b-1 expense is accrued daily and paid quarterly in arrears. These Rule 12b-1 expenses include (i) payments to the Distributor and to securities dealers and others engaged in the sale of shares, (ii) payments of compensation to and expenses of personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Company's transfer agent, including responding to inquiries regarding the Company, (iii) formulation and implementation of marketing and promotional activities, (iv) preparation, printing and distribution of sales literature, prospectuses, and statements of additional information for recipients other than existing shareholders, and
(v) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Company may, from time to time, deem advisable.

The Board of Directors has determined that the maximum amount payable under the Plan should be allocated so that (1) 0.25% per annum of the net assets of each Fund will be used to finance sales or promotional activities and will be considered to be an asset-based sales charge and (2) 0.25% per annum of the net assets of each Fund will be paid to securities dealers and others as a service fee. No payment of service fees under the Plan will be made to a securities dealer unless that dealer has sold shares of the Company that are then outstanding for a minimum of 12 months and that are valued in excess of $1,000,000. The National Association of Securities Dealers Inc. rules may limit the amount payable under the Plan.

For the fiscal year ended December 31, 1997, the Company paid $    in Rule
12b-1 expenses under the terms of the Plan then in effect covering Class A Shares. The Distributor waived payment of distribution fees for the fiscal year ended December 31, 1997 in excess of 0. % of the average daily net assets of the Total Return Fund, the Growth and Income Fund, the Capital Appreciation Fund, and Global Income Fund; and 0. % of the average daily net assets of the Government Securities Fund and the Tax-Exempt Fund.

As required under Rule 12b-1, the Plans were approved by the Company's Board of Directors, including a majority of the directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, and the Plan for the Class A shares was approved by the shareholders of the respective Funds. The Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders, although it is possible that the Rule 12b-1 expenses paid by one Fund may, to a certain extent, benefit another Fund.

                                  ADVERTISING

From time to time, the Funds may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

Global Income Fund may advertise performance in terms of 30-day yield, which is computed by dividing the net investment income per share earned during the 30 days by the maximum offering price per share on the last day of the period. Yield of the Fund is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

All Funds may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Funds are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, these Funds may advertise aggregate total return for a specified period of time which is determined by ascertaining the percentage change in the net asset value of shares of a Fund initially purchased assuming reinvestment of dividends and capital gains distributions on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return. Performance of the Funds is computed separately for each Class.

The Funds may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Funds may compare their performance to various published historical indices. These include market, economic and performance data and indices. For example, the Funds may quote Morningstar ratings; market performance of the S&P 500; the performance of various economies or economic indicators; or compilations of historical performance data from rating agencies. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Capital Appreciation Fund is rated in
the      category; Global Income Fund is rated in the      category;
Government Securities Fund is rated in the      category;

Growth and Income Fund is rated in the     category; Tax-Exempt Fund is rated
in the     category; and Total Return Fund is rated in the     category.
Capital Appreciation Fund may be compared to the S&P 500 Index or the Lipper Mid Cap Fund Index. Global Income Fund may be compared to Salomon Smith Barney World Government Bond Index. Government Securities Fund may be compared to the Lehman Brothers Government Bond Index or the Lipper General US Government Bond Index. Growth and Income Fund may be compared to the S&P 500 Index and the Lipper Growth & Income Fund Index. The Tax-Exempt Fund may be compared to the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Fund Index. The Total Return Fund may be compared to the S&P 500 Index and the Lipper Balanced Fund Index. See the Appendix in the Statement of Additional Information.


                                     TAXES

Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Code and will not pay federal income or excise taxes to the extent that it distributes its net taxable investment income and capital gains. See "Taxes" in the Statement of Additional Information.

Notice as to the tax status of a shareholder's dividends and distributions will be mailed to shareholders annually. Income from dividends and distributions is normally taxable whether or not reinvested. Distributions from net investment income and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates. Dividends or distributions declared in December of any calendar year but paid during January of the following year are treated as received by a shareholder on December 31 of the calendar year. Only a portion of the dividends paid by the Funds is likely to qualify for the 70% dividends received deduction allowable to corporations. If the Funds fulfill certain requirements, shareholders of these Funds may be able to claim a foreign tax credit or deduction with respect to certain foreign withholding or other taxes paid to foreign governments during the year.

It is expected that any dividends paid to shareholders from the Tax-Exempt Fund will be exempt from Federal income tax to the extent such dividends are derived from interest earned on municipal securities. Distributions of income from investments in taxable securities and of capital gains realized by the Tax- Exempt Fund would be taxable to the shareholder. Income derived from certain non-essential government issues of tax-exempt securities issued after August 7, 1986, which securities the Tax-Exempt Fund may purchase from time to time, may subject certain investors to the alternative minimum tax liability. In addition, certain social security recipients that receive tax-exempt income may be required to pay taxes on a portion of their social security benefits. The Company will inform shareholders of the Tax-Exempt Fund of the character of their dividends and distributions at the time they are paid, and will advise such shareholders of the tax status of such distributions and dividends promptly after the close of each calendar year. The Company anticipates that substantially all of the dividends paid by the Tax-Exempt Fund will be exempt from Federal income taxes. Dividends and distributions may be subject to state and local taxes.

Distributions of net investment income and short-term capital gains, if any, made to non-resident aliens will be subject to 30% withholding or lower tax treaty rates because such distributions are considered US source income. Currently, the Funds are not required to withhold tax from long-term or medium-term capital gains distributions paid to non-resident aliens.

The foregoing discussion relates only to generally applicable federal income tax provisions. Shareholders should consult their own tax advisors regarding taxes, including state and local taxes, applicable to dividends, distributions, exchanges and redemptions.

DESCRIPTION OF THE COMPANY

The Company is composed of six funds, five are open-end diversified management investment companies and one is a non-diversified company. The Company was incorporated in Maryland on April 27, 1987. The Company issues a separate series of capital stock for each Fund. In the future, the Company may establish additional funds. Each share of capital stock when issued will be fully paid and non-assessable. Each share of capital stock issued with respect to a Fund has a pro rata interest in the assets of that Fund and is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Board of Directors. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all shareholders of the Company, and fractional shares are entitled to a corresponding fractional vote. Shares of a particular Fund will be voted separately from shares of the other Funds on matters affecting only that Fund, including approval of the investment management agreements and changes in the fundamental investment objectives or restrictions of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are charged with the liabilities of that particular Fund and a proportionate share of the general liabilities of the Company based on the average net asset value of the respective Funds for each quarter. Shareholders of the Company will not be entitled to preemptive rights or cumulative voting rights. All shares may be redeemed at any time by the Company.

As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives and restrictions of the Funds; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Company expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Company may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Company. The Company has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

                            ADDITIONAL INFORMATION

CUSTODIAN

The Custodian of the assets of the Trust is Citibank,                .

TRANSFER AGENT

DST Systems, Inc., 210 W. 10th St., 8th Floor, Kansas City, Missouri 64105, serves as the Funds' transfer agent.

INDEPENDENT ACCOUNTANTS

Ernst & Young L.L.P., 787 Seventh Avenue, New York, New York 10019, provides audit services, consultation and advice with respect to financial information in the Company's filings with the Securities and Exchange Commission, consults with the Company on accounting and financial reporting matters and prepares the Company's tax returns.

COUNSEL

Goodwin, Procter & Hoar LLP, One Exchange Place, Boston, Massachusetts 02109, serves as counsel for the Company.

=============================================================================

                           VAN ECK/CHUBB FUNDS, INC.
                   99 Park Avenue, New York, New York 10016
                Shareholder Services: Toll Free (800) 544-4653
=============================================================================

     Van Eck/Chubb Funds, Inc. (the "Company") is a mutual fund consisting of six series: Van Eck/Chubb Capital Appreciation Fund (Class A and Class B), Van Eck/Chubb Global Income Fund (Class A and Class B), Van Eck/Chubb Government Securities Fund (Class A and Class B), Van Eck/Chubb Growth and Income Fund (Class A and Class B), Van Eck/Chubb Tax-Exempt Fund (Class A and Class B) and Van Eck/Chubb Total Return Fund (Class A and Class B).

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Company's prospectus dated May 1, 1998 (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus. A copy of the Prospectus is available at no charge upon written or telephone request to the Company at the address or telephone number above. Shareholders are advised to read and retain this Statement of Additional Information for future reference.

TABLE OF CONTENTS                                                                         Page
General Information........................................................................2
Investment Objective And Policies Of The Funds.............................................2
        Bank Obligations...................................................................2
        Commercial Paper...................................................................2
        Repurchase Agreements..............................................................2
        Reverse Repurchase Agreements......................................................3
        Loan Participations and Other Direct Indebtedness..................................3
        Options and Futures................................................................4
        When-Issued and Delayed Delivery Securities & Forward Commitments                  8
        Foreign Securities ................................................................9
        Depositary Receipts................................................................9
        Mortgage-Related Securities .......................................................9
        Warrants..........................................................................11
        Investment Companies..............................................................11
Investment Restrictions...................................................................11
Investment Advisory Services..............................................................13
The Distributor...........................................................................14
Portfolio Transactions And Brokerage......................................................15
Directors And Officers....................................................................17
Valuation Of Shares.......................................................................19
Exchange Privilege........................................................................20
Tax-Sheltered Retirement Plans............................................................21
Investment Programs.......................................................................23
Taxes.....................................................................................24
Redemptions In Kind.......................................................................26
Performance ..............................................................................27
Additional Information....................................................................28
Financial Statements......................................................................30
Appendix..................................................................................31


               Statement of Additional Information - May 1, 1998

                              GENERAL INFORMATION

Van Eck/Chubb Funds, Inc., (the "Company") is comprised of six separate portfolios (the "Funds"). Five portfolios of the Company are open-end, diversified management investment companies and one portfolio, Van Eck/Chubb Global Income Fund, is an open-end non-diversified investment company under the Investment Company Act of 1940 (the "Act").The Company was incorporated on April 27, 1987 and had no business history prior to its formation. Until September 30, 1997, the name of the Company was Chubb Investment Funds, Inc.


                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The investment objectives and policies of each Fund are described in the Company's Prospectus under the heading "Investment Objectives and Policies" with each Fund's policies being described specifically under its own sub-heading.
The following information supplements the discussion of investment objectives and policies for each Fund contained in the Company's Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be notified prior to any material change. The investment objectives of each Fund are fundamental policies and may be changed only with shareholder approval.

BANK OBLIGATIONS

All of the Funds may acquire obligations of banks with total assets of at least $500,000,000. These include certificates of deposit, bankers' acceptances, and time deposits, all of which are normally limited to $100,000 per Fund from any one bank. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. None of the Funds will invest in time deposits maturing in more than seven days.

COMMERCIAL PAPER

All the Funds may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of 9 months or less. The Funds may invest in commercial paper rated within the three highest categories by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, which are of equivalent investment quality in the judgment of the Adviser.

REPURCHASE AGREEMENTS

All of the Funds may invest in repurchase agreements. A repurchase agreement customarily obligates the seller, at the time it sells securities to a Fund, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends. The underlying securities will consist of high-quality liquid securities. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

During the holding period of a repurchase agreement, the seller must "mark to market" the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If a Fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Company could incur a loss. If the seller defaults or becomes insolvent, a Fund could realize delays, costs, or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. The Fund will enter into repurchase agreements only with sellers who are believed by the Adviser to present minimal credit risks and whose creditworthiness has been evaluated by the Adviser in accordance with certain guidelines and is subject to periodic review by the Board of Directors of the Company. Currently, these guidelines require sellers who are broker-dealers to have a net worth of at least $25,000,000, although this requirement may be waived by the Board of Directors of the Company on the recommendation of the Adviser, and sellers who are banks to have assets of at least $1,000,000,000. The seller also must be considered by the Adviser to be an institution of impeccable reputation and integrity, and the Adviser must be acquainted with and satisfied with the individuals at the seller with whom it deals.

REVERSE REPURCHASE AGREEMENTS

In order to generate additional income the Global Income Fund may engage in reverse repurchase agreement transactions with banks, broker-dealers and other financial intermediaries. Reverse repurchase agreements are the same as repurchase agreements except that the Fund assumes the role of seller/borrower in the transaction. The Fund will maintain segregated accounts at the custodian containing liquid, high grade, securities that at all times are equal to its obligations under the repurchase agreements. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

The Funds may purchase loan participations and other direct indebtedness. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer the Fund more protection than an unsecured loan in the event non-payment of scheduled interest or principal. However, there is no assurance that liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are generally made by a syndicate of lending institutions, represented by an agent lending institution, which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively such loans and other direct indebtedness may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.


Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash of high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not upon the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another institution to collect and pass on to the Fund amounts payable with respect to the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of the certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. For example, if a loan or other direct indebtedness is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such investments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that such investments are illiquid, the Fund will include them in the investment limitations above.

OPTIONS AND FUTURES

CALL OPTIONS. All the Funds may write (sell) covered call options which are traded on national and international securities exchanges to enhance investment performance or for hedging purposes. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period or has deposited in a separate account with the Company's custodian liquid high-grade obligations or cash equal in value to the exercise price of the option.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

A Fund may protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Fund makes a "closing purchase transaction" on the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

There is no assurance that a liquid market will exist for any particular option, at any particular time, and for some options no market may exist. If a Fund is unable to effect a closing purchase transaction, a Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

PUT OPTIONS. All the Funds may purchase put options and the Global Income Fund may also sell covered put options. A Fund may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the put option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Fund or related to such securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also sell put options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which was bought.

OPTIONS ON INDEXES. All the Funds may write covered call options and may purchase put options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund's securities or to enhance income. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

The value of a securities index fluctuates with changes in the market values of the securities which are contained in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on exchanges or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates.

The effectiveness of hedging through the purchase or sale of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are purchased or written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

FUTURES TRANSACTIONS. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Upon entering into a futures contract, a Fund will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. As a general matter, a Fund may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Fund's existing futures contracts and premium paid for options on unexpired futures contracts. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or United States Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.


FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. All of the Funds may buy and sell futures contracts on debt securities. By purchasing futures on debt securities -assuming a "long" position - a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities - assuming a "short" position - it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

The Funds by hedging through the use of futures on debt securities seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities contracts should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

The Fund could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Fund's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Funds may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective rate of return on securities or currencies held or intended to be acquired. Hedging may include sales of futures as a hedge against the effect or expected increases in interest rates or decreases in currency exchange rates, and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the futures contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. The Total Return Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund may buy and sell stock index futures contracts.

Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures contracts, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures contracts and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

OPTIONS ON FUTURES CONTRACTS. For bona fide hedging purposes, all the Funds may purchase and the Global Income Fund may sell put options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market.

When a Fund, as a purchaser of a put option on a futures contract, exercises such option and assumes a short futures position, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

Options on futures contracts can be used by a Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures contracts.

If a Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The

Funds will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward currency exchange contracts ("forward currency contracts"), as well as purchase put or call options on foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. In addition, for hedging purposes and to duplicate a cash market transaction, the Global Income Fund may enter into foreign currency futures contracts. The Global Income Fund may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds will engage in transactions in futures contracts and related options for bona fide hedging purposes and not for speculation. The Global Income Fund may engage in futures, options and currency transactions for investment purposes. The Funds may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-money" at the time of purchase, the "in-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Fund, such positions will always be "covered", as appropriate, by, for example, (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Fund to purchase or sell the same futures contract or option at the same strike price or better.

Positions in futures contracts may be closed but only on an exchange or a board of trade which provides the market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. Consequently, where a liquid secondary market does not exist, the Fund will be unable to control losses from such futures contracts by closing out its positions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Funds may make contracts to buy securities for a fixed price at a future date beyond customary settlement time. When such transactions are negotiated, the price is fixed at the time of commitment but delivery and payment for the securities can take place up to three months after the date of commitment to purchase. Such agreements involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Government Securities Fund, Tax-Exempt Fund or Global Income Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade obligations in an amount sufficient to meet the purchase price of its total commitments for forward commitment securities. The Fund may realize short-term profits or losses upon the sale of such forward commitment contracts.

FOREIGN SECURITIES

The Growth and Income Fund, the Total Return Fund and the Capital Appreciation Fund may invest in and hold securities of foreign issuers in an amount, which together with investments in Depositary Receipts, American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") will not exceed 20% of the Fund's total assets. The Global Income Fund has an unlimited right to invest and hold foreign securities. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States.

Investment in foreign securities may involve the following special considerations: with respect to foreign denominated securities, the risk of fluctuating exchange rates; restrictions on and costs associated with the exchange of currencies; the fact that foreign securities and markets are not as liquid as their domestic counterparts; the imposition of exchange control restrictions; and the possibility of economic or political instability. Also, issuers of foreign securities are subject to different and, in some cases, less comprehensive and non-uniform accounting, reporting and disclosure requirements than domestic issuers, and settlement of transactions with respect to foreign securities may be sometimes delayed beyond periods customary in the United States. Foreign securities also generally have higher brokerage and custodial costs than those of domestic securities. As a result, the selection of investments in foreign issues may be more difficult and subject to greater risks than investments in domestic issues. Since the Growth and Income Fund, the Total Return Fund, the Capital Appreciation Fund and the Global Income Fund may invest in businesses located in foreign nations, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those nations and there may be more difficulty in obtaining and enforcing a court judgment abroad.

The Adviser will consider these and other factors before investing in particular securities of foreign issuers and will not make such investments unless, in its opinion, such investments will comply with the policies and meet the objectives of the Growth and Income Fund, the Total Return Fund, the Capital Appreciation Fund and the Global Income Fund. Also, the Board of Directors will monitor all foreign custody arrangements to ensure compliance with the Act and the rules thereunder, and will review and approve, at least annually, the continuance of such arrangements as is consistent with the best interests of the Company and its shareholders.

DEPOSITARY RECEIPTS

The Growth and Income Fund, the Total Return Fund, the Capital Appreciation Fund and the Global Income Fund may invest in "ADRs," "GDRs," and EDRs",(collectively "Depositary Receipts") which, with the exception of the Global Income Fund, together with investment in securities of foreign issuers, will not exceed 20% of the Fund's total assets. ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADRs into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the domestic stock exchanges. Investments in ADRs have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they are United States dollar-denominated, they are easily transferable, and market quotations for such securities are readily available. The risks associated with ownership of Depositary Receipts are the same as those associated with investments in foreign securities except there is no currency risk.

MORTGAGE-RELATED SECURITIES

Government National Mortgage Association ("GNMA") certificates are mortgage pass-through securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States Treasury. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

In addition to GNMA certificates, the Government Securities Fund and Global Income Fund may invest in mortgage pass-through securities issued by Federal National Mortgage Association ("FNMA") and by Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States whose stock is owned by the Federal Home Loan Banks, issues two types of pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Both PCs and GMCs represent an undivided interest in a pool of conventional mortgages from FHLMC's portfolio. With respect to PCs, FHLMC guarantees the timely payment of interest and the ultimate collection of principal. With respect to GMCs, FHLMC guarantees that these securities will pay interest semi-annually and return principal annually in a guaranteed minimum amount. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States Treasury. If either fixed or variable rate pass-through securities issued by the United States Government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

The Government Securities Fund and the Global Income Fund may also invest in other types of mortgage-related securities issued by governmental entities. These other instruments include collateralized mortgage obligations ("CMOs"),mortgage-backed bonds and real estate mortgage investment conduits ("REMICs"). However, the Government Securities Fund and the Global Income Fund will not invest in residual interests of REMICs or CMOs due to the volatile nature of such instruments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payment of principal and interest are passed through to the holders of CMOs on the same schedule as they are received, although not necessarily on a pro rata basis.

Mortgage-backed bonds are direct obligations of their issuers, payable out of the issuers' general funds and fully collateralized directly or indirectly by a pool of mortgage loans. The mortgages serve as collateral for the issuer's payment obligations on the mortgage-backed bonds, but interest and principal payments on the mortgages are not passed through directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not the effective maturity of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

REMICs were created through provisions in the Tax Reform Act of 1986 in order to clarify certain ambiguities concerning the tax treatment of mortgage related securities. A REMIC is an entity that holds a fixed pool of mortgages and issues multiple classes of interests. If an issuer elects to come under the REMIC provisions, its sale of "REMIC securities" will be treated as the sale of the mortgages for tax purposes, regardless of whether such securities are issued in the form of pass-throughs or collateralized debt and regardless of the financial accounting treatment used. Investors in REMICs may purchase two types of REMIC securities: (i) "regular interests", which have the characteristics of pass-throughs or CMOs (i.e., fixed interest and principal), or (ii) "residual interests", the value of which are affected by mortgage prepayments or other contingencies. Again, the Government Securities Fund and Global Income Fund will not invest in any residual interests of REMICs or CMOs.

In reliance on an SEC interpretation of the Act, the Company's investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-related securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Act, and (iv) are not registered or regulated under the Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Prepayment of mortgages underlying mortgage-backed securities may reduce their current yield and total return. Mortgage-related securities may not be an effective means of "locking-in" long-term interest rates because of the need to invest and reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Fund and reinvested, prevailing interest rates may be higher or lower than the Fund's current yield. However, the Investment Manager intends to invest in these securities only when the potential benefits to a Fund are deemed to outweigh the risks. Like other bond investments, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. Their value may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them or changes in the value of the underlying mortgages. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

WARRANTS

All the Funds may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Fund is not able to exercise a warrant at a cost lower than the underlying securities, the Fund will suffer a loss of its entire investment in the warrant. See investment restriction 18 for additional limitations on the use of warrants.

INVESTMENT COMPANIES

All the Funds may, subject to their respective investment restrictions, under certain circumstances acquire the securities of other open-end and closed-end investment companies. Such investments often result in duplicate fees and expenses.

                            INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions relating to the investments of each Fund. The investment restrictions numbered 1 through 7, 10 and 13 are fundamental policies of each Fund and may not be changed without approval of a majority of the outstanding shares of each affected Fund. Each restriction applies to each Fund of the Company, unless otherwise indicated. A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of that Fund only. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding share are represented or (2) more than 50% of the outstanding shares.) All other investment restrictions are operating policies and are subject to change by the Company's Board of Directors without shareholder approval. No investment restriction which involves a maximum percentage of securities or assets will be considered to be violated unless the excess over the percentage occurs immediately after and is caused by an acquisition or borrowing of securities or assets by the Fund. A Fund will not:

1. Issue securities senior to its common stock, except to the extent that permissible borrowings may be so construed. For purposes hereof, writing covered call options and entering into futures contracts, to the extent permitted by restrictions 8 and 10 below, shall not involve the issuance of senior securities or borrowings.

2. Buy securities on margin, except that it may: (a) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (b) make margin deposits in connection with futures contracts, subject to restrictions 10 and 11 below.

3 Borrow money, except each Fund may, as a temporary measure for extraordinary or emergency purposes, including to cover net redemptions, and not for investment purposes, borrow from banks and then only in amounts not exceeding 5% of its total assets. In addition, no Fund may pledge, mortgage or hypothecate its assets except in connection with permissible borrowings and then only in amounts not exceeding 10% of the value of its total assets. A Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the value of its total assets. This restriction will not prevent a Fund from (a) purchasing securities on a "forward commitment", "delayed delivery" or "when-issued" basis or (b) entering into futures contracts as set forth below in restriction 10 or as regards the Global Income Fund entering into reverse repurchase agreements, provided that a segregated account consisting of cash or liquid high grade debt securities in an amount equal to the total value of the securities underlying such agreement is established and maintained.

4. Act as an underwriter of securities of other issuers except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (a) in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, and (b) in connection with the purchase of government securities directly from the issuer, or (c) with respect to the Capital Appreciation Fund and Global Income Fund, except to the extent that the disposition of a security may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

5. Invest 25% or more of the value of the total assets of any Fund, except the Global Income Fund, in securities of issuers having their principal business activities in the same industry. This restriction also shall not apply to: (i) securities issued or guaranteed by the United States Government, its agents or instrumentalities and (ii) tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this restriction industrial development bonds issued by non-governmental issuers will not be considered to be tax-exempt securities.

6. Invest in real estate, although the Funds may buy securities of companies which deal in real estate, and securities which are secured by readily marketable interests in real estate, including interests in real estate investment trusts, real estate limited partnerships, real estate investment conduits or mortgage related instruments issued or backed by the United States Government, its agencies or its instrumentalities.

7. Make loans, except the Funds may: (a) purchase bonds, debentures, notes and other debt obligations customarily either publicly distributed or distributed privately to institutional investors and within the limits imposed on the acquisition of restricted securities set forth in restriction 11, and (b) enter into repurchase agreements with respect to its portfolio securities.

8. Write options, except that all the Funds may write covered call options, and the Global Income Fund may write put options, provided that as a result of such sale, a Fund's securities covering all call options or subject to put options would not exceed 25% of the value of the Fund's total assets.

9. Purchase options, except that all the Funds may purchase put options and the Global Income Fund may purchase put and call options provided that the total premiums paid for such outstanding options owned by a Fund does not exceed 5% of its total assets. No Fund, except the Global Income Fund, may write put options on securities other than to close out previously purchased put options.


10. Enter into commodity contracts, except that all the Funds may enter into financial futures contracts and the Global Income Fund may also enter into foreign currency hedging contracts and stock index futures contracts if, immediately thereafter: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Fund's total assets, and
(b) a segregate account consisting of cash or liquid high-grade debt securities in an amount equal to the total market value of any futures contract purchased by a Fund, less the amount of any initial margin, is established.

11. Invest more than 10%, or in the case of the Global Income Fund and Capital Appreciation Fund 15%, of the net asset value of any Fund in securities which are not readily marketable, such as repurchase agreements having a maturity of more than 7 days, restricted securities, time deposits with maturities of more than 7 days, and other securities which are not otherwise readily marketable, provided, however, that the Global Income Fund and Capital Appreciation Fund may invest without limitation in restricted securities issued under Rule 144A of the Securities Act of 1933 provided the Board of Directors or the Adviser under the direction of the Board of Directors has determined that each such security is liquid.

12. Investe more than 10% of the value of its total assets in securities of other open-end and closed end investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, or as otherwise permitted by the Act and rules thereunder.

13. Except with respect to the Global Income Fund, make an investment unless, when considering all its other investments, 75% of the value of the Fund's total assets would consist of cash, cash items, United States Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that (a) no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (b) no more than 10% of the issuer's outstanding voting securities would be held by the Company. As a matter of operating policy, the Company will not consider repurchase agreements to be subject to this 5% limitation if all the collateral underlying the repurchase agreements are United States Government Securities.


14. Enter into a repurchase agreement with Chubb Life Insurance Company of America ("Chubb Life"), The Chubb Corporation, or a subsidiary of either such corporation.

15. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common management may be combined or allocated between the Fund and such account.

16. Invest in companies for the sole purpose of exercising control or management.

17. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

18. Invest more than 5% of the value of the total assets of the Fund in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

19. Invest in securities of foreign issuers, except that the Total Return Fund, the Growth and Income Fund and the Capital Appreciation Fund may invest up to 20% of the value of their total assets in securities of foreign issuers including ADRs. The Global Income Fund may invest an unlimited percentage of its assets in securities of foreign issuers, developed or undeveloped, or whether listed on an exchange or unlisted.

20. Invest in securities of any issuer if the officers and directors of the Company or the Adviser or Administrator own individually more than 1/2 of 1% of such issuer's securities or together own more than 5% of such issuer's securities.

21. Effect short sales of securities, except short sales against the box.

                         INVESTMENT ADVISORY SERVICES

Investment Management And Administration

The Company has entered into an Investment Management Agreement with respect to each Fund with Chubb Asset Managers, Inc. (the "Adviser") and Chubb Investment Advisory Corporation, the investment administrator to the Funds prior to October 1, 1997 ("CIAC"), pursuant to which the Adviser serves as investment adviser to the Funds. Under the terms of the agreements, the Adviser, subject to review by the Company's Board of Directors, has the day-to-day responsibility for making decisions to buy, sell, or hold any particular security for all the Funds. See "MANAGEMENT" in the Prospectus.

The agreements for the Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund and Total Return Fund were approved by a majority of the shareholders of the appropriate Fund at the meeting of shareholders held April 21, 1988. The agreements for the Capital Appreciation Fund and Global Income Fund were approved by the appropriate Fund at a meeting of shareholders held August 31, 1995. The term of each agreement is one year, but it will continue in effect from year to year if approved at least annually by a vote of a majority of the Board of Directors of the Company (including a majority of the directors who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of a Fund. The agreements may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of a Fund, on 60 days written notice to the Adviser, or automatically in the event of an assignment.

The Company has entered into an Administration Agreement dated October 1, 1997 with respect to all of the Funds with Van Eck Associates Corporation (the "Administrator"), pursuant to which the Administrator, subject to review by the Company's Board of Directors, is responsible for providing administrative and accounting functions to the Funds, including certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of directors administration, tax compliance services and reporting. The agreement may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of a Fund, on 60 days written notice to the Administrator, or automatically in the event of an assignment.

For providing investment advisory, management, and administrative services to the Fund, the Adviser and the Administrator are, and until September 30, 1997 CIAC was, entitled to receive monthly compensation based on a percentage of the average net asset value of each Fund as described more fully under "MANAGEMENT" in the Prospectus. For the years ended December 31, 1995 and 1996, no such fees were paid to the Adviser. For the year ended December 31, 1997, ___________. For the year ended December 31, 1995, the Company paid $33,954, $49,091, $36,807, $61,946, $1,021 and $12,003 to CIAC for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, Capital Appreciation Fund and Global Income Fund, respectively. For the year ended December 31, 1996 the Company paid $33,818, $92,989, $38,966, $120,560, $9,401, and $51,455 to CIAC for the Government Securities Fund, the Total Return Fund, the Tax Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund, respectively. For the period January 1 to September 30, 1997, the Company paid $_______________ to CIAC. For the period October 1 to December 31, 1997, the Company paid $___________________ to the
Administrator.

                                THE DISTRIBUTOR

Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Administrator, serves as distributor of the shares of each of the Funds pursuant to a Distribution Agreement dated October 1, 1997, approved by action of the Board of Directors at a meeting held on October 1, 1997. Prior to that date, Chubb Securities Corporation ("CSC") was the distributor of the Funds' shares.

Under the terms of the Distribution Agreement, the Distributor will use its best efforts to distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. The shares are sold only at the public offering price in effect at the time of the sale ("Offering Price"), which is determined in the manner set forth in the Prospectus under "PURCHASE OF SHARES". The Company will receive not less than the full net asset value of the shares of each Fund sold, which amount is determined in the manner set forth in this Statement of Additional Information under "DETERMINATION OF NET ASSET VALUE." The amount between the Offering Price and the net asset value of each Fund may be retained by the Distributor or it may be reallowed in whole or in part to broker-dealers effecting sales of the Company's shares. See "PURCHASE OF SHARES" in the Prospectus.

For the years ended December 31, 1996 and 1995, CSC retained $192,057 and $102,066, respectively, of sales commissions after reallowance to authorized persons of $741,540 and $348,575, respectively. For the year ended December 31, 1997, CSC and the Distributor retained $52,474 after reallowance to authorized persons of $410,124.

The Company pays the costs and expenses incident to registering and qualifying its shares for sale under the Federal securities laws and under the applicable state Blue Sky laws of the jurisdictions in which the Distributor desires to distribute such shares and, pursuant to the Distribution Plan, the costs of preparing, printing, and distributing prospectuses, reports and other marketing materials to prospective investors.

The Company has adopted a plan of distribution pursuant to Rule 12b-1 under the Act as to each Class of its shares ("Distribution Plans"), which provide that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares.

The maximum expenditure the Company may make under the Distribution Plans will be the lesser of the actual expenses incurred in distribution related activities permissible under the Distribution Plans ("Rule 12b-1 activities"), as determined by the Board of Directors of the Company, or 0.50% per annum of the net asset value of each Fund. Payments under the Distribution Plan will be accrued daily and paid quarterly in arrears.

The National Association of Securities Dealers, Inc. ("NASD") adopted amendments to Article III, Section 26 of its Rules of Fair Practice which, among other things, (i) impose certain limits on "asset based sales charges" paid to finance sales or sales promotion expenses) in order to regulate such charges under the maximum sales load limitations applicable to investment companies and (ii) treat "service fees"; payments made for personal shareholder services and/or maintenance of shareholder accounts) as distinguishable from asset based sales charges and, therefore, outside the scope of the maximum sales load limitations. The Company's Distribution Plans contemplate that activities to both (i) finance the sale of Company shares and (ii) compensate persons who render shareholder support services are Rule 12b-1 activities within the meaning of the Distribution Plans.

In light of the NASD rule amendments, the Board of Directors, and separately a majority of the non-interested directors, determined it would be appropriate and in the best interest of the Company and its shareholders to clearly identify that portion of the maximum expenditure under the Distribution Plan that should be considered to be asset based sales charges and that portion should be considered to be service fees. Consequently, it was determined that 0.25% per annum of the average daily net asset value of each Fund be considered to be asset based sales charges, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice, and 0.25% per annum of the average daily net asset value of each Fund be considered to be service fees, as defined by Article III,
Section 26 of the NASD's Rules of Fair Practice. No payment of a service fee will be made to a securities dealer unless that dealer has sold shares of the Company that are then outstanding for a minimum of 12 months and that are valued in excess of $1,000.

The Distribution Plans do not provide for any charges to the Company for excess amounts expended by the Distributor and, if the Distribution Plans are terminated in accordance with their terms, the obligation of the Company to make payments to the Distributor pursuant to the Distribution Plans will cease. The Distribution Plans do not provide for the reimbursement of the Distributor for any expenses of the Distributor attributable to the Distributor's
"overhead".

For the years ended December 31, 1997, 1996 and 1995, $______, $261,904 and
$186,402 was paid by the Company to the Distributor and/or CSC, as the case maybe, under the Plan of Distribution.

The Distribution Plan as to the Class A shares was approved on September 4, 1987 by the Board of Directors, and separately by all directors who are not interested persons of the Company and who have no direct or indirect interest in the Distribution Plan or related arrangements (the "Rule 12b-1 Directors"). That Distribution Plan was approved by the shareholders of each Fund at the meeting of shareholders held April 21, 1988. The Distribution Plan as to the Class B shares was approved on October 1, 1997 by the Rule 12b-1 Directors. The Distribution Plans will continue in effect from year to year if approved by the votes of a majority of the Company's Board of Directors and the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. All material amendments to the Distribution Plans must be likewise approved by the Board of Directors and the Rule 12b-1 Directors. The Distribution Plans may be terminated, without penalty, at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding shares of the Company, on 60 days written notice. The Distribution Plans may not be amended to increase materially the amount of expenditures under the Distribution Plans unless such amendment is approved by a vote of the voting securities of each Fund. A Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Company will preserve copies of the Plans and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Management Agreement, the Adviser has the day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold.

The money market securities and other debt securities purchased by the Government Securities Fund and the Tax-Exempt Fund usually will be purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, no brokerage charges are expected to be paid on such transactions. However, purchases from an underwriter on a principal basis generally include a concession paid to the underwriter, and transactions with a dealer usually include the dealer's "mark-up" or "mark-down".

Insofar as known to management, no director or officer of the Company, or of the Adviser or any person affiliated with them has any material direct or indirect interest in any broker employed by or on behalf of the Company except as officers or directors of the Distributor.

In selecting broker-dealers to execute transactions with respect to each Fund, the Adviser is obligated to use its best efforts to obtain for each Fund the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers. Such considerations are judgmental and are weighed by the Adviser in seeking the most favorable overall economic result to the Company.

Subject to the foregoing standards, the Adviser has been authorized by the Company's Board of Directors to allocate brokerage to broker-dealers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934. Pursuant to that authorization, the Adviser may cause each Fund to pay any broker- dealer a commission in excess of the amount another broker-dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage an research services provided by such broker-dealer to the Adviser, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and other accounts as to which it exercises investment discretion. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and strategies for the Funds. Such research services may be used by the Adviser in connection with any other advisory accounts managed by it. Conversely, research services to any other advisory accounts may be used by the Adviser in managing the investments of the Company.


During the year ended December 31, 1997, the Fund paid no commissions to an affiliated broker/dealer and no commissions were contingent upon the sale of Fund shares. As of December 31, 1997, the Funds held the following shares of their regular brokers: _______________.

The Adviser will use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Company and to advise the Company of any fees or payments of whatever type which it may be possible to obtain for the Company's benefit in connection with the purchase or sale of the Company's securities.

The Adviser and its affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. In addition, persons employed by the Adviser, who are also investment personnel of Chubb & Son, Inc., currently provide investment advice to and supervision and monitoring of investment portfolios for The Chubb Corporation and its affiliates, including general accounts of the insurance affiliates of The Chubb Corporation. In addition, certain investment personnel employed by the Adviser currently provide advice to other investment portfolios of entities not affiliated with The Chubb Corporation or its affiliates in their capacity as officers or directors of certain registered investment advisers not related to the Adviser. Some of these investment portfolios, as well as the portfolios of other clients, may have investment objectives and investment programs similar to the Funds. Accordingly, occasions may arise when the Adviser and investment personnel of Chubb & Son, Inc. may select securities for purchase or sale by a Fund that are also held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts. It is the practice of the Adviser and its investment personnel, its affiliates, and the investment personnel of Chubb & Son, Inc. to allocate such purchases or sales insofar as feasible, among their advisory clients in a manner they deem equitable. It is the policy of the Adviser, its affiliates and the investment personnel of Chubb & Son, Inc. not to favor any one account over the other.

On those occasions when such simultaneous investment decisions are made, the Adviser, its affiliates, and the investment personnel of Chubb & Son, Inc. will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Company's Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Adviser, its affiliates, and the investment personnel of Chubb & Son, Inc. will seek to achieve the same average unit price of securities for each advisory account and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each advisory account. Such procedures may, in certain instances, either advantageous or disadvantageous to the Funds. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Company's transaction, it is believed that the procedure generally contributes to better overall execution of the Company's portfolio transactions.


For the year ended December 31, 1995, it paid $83,044, $59,792 of which was paid for research services received. For the year ended December 31, 1996, it paid $123,856, $89,176 of which was paid for research services received. For the year ended December 31, 1997, the Company paid $_______, $_______ which was paid for research services received.

Portfolio turnover for each Fund can vary significantly from year to year or within a year. The Global Income Fund's turnover rate was 80.70% for 1996, compared to 185.95% for 1997. This increase is due to _______________.


                            DIRECTORS AND OFFICERS

The directors and officers of the Company, their addresses, their positions with the Company, and their principal occupations for the past five years are set forth below:


@ *  JOHN C. van ECK, CFA (82) - Chairman of the Board and Director
     -------------------------
        270 River Road, Briarcliff Manor, New York; Chairman of the Board and President of other investment companies advised by the Administrator; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).

@ *  MICHAEL O'REILLY (54) - President and Director
     ---------------------
        15 Mountain View Road, Warren, New Jersey 07061; Senior Vice President and Chief Investment Officer of The Chubb Corporation; Director, President and Chief Operating Officer of the Adviser; and Senior Vice President and Director of Chubb Investment Advisory Corporation.

# + JEREMY H. BIGGS (62) - Director
    --------------------
        1220 Park Avenue, New York, NY 10128; Trustee of other investment companies advised by the Administrator; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc; Chairman of Davis Funds Group (mutual fund management company); Treasurer and Director of the Royal Oak Foundation (the UK National Trust); Director and former Chairman of the Union Settlement Association (the community service organization); First Vice President, Trustee and Chairman of the Finance Committee of Saint James School, St. James, Maryland; Former Director, International Investors Incorporated (1990-
        1991).

*# + WESLEY G. McCAIN (55) - DIrector
     ---------------------
        144 East 30th Street, New York, New York 10016; Trustee of other investment companies advised by the Administrator; Chairman and Owner, Towneley Capital Management, Inc., (investment adviser, since 1971); Chairman, Eclipse Funds (mutual funds, since 1986); Chairman and Owner, Eclipse Financial Services, Inc. (since 1986); President and Owner, Millbrook Associates, Inc. (economic and marketing consulting, since
        1989); General Partner, Pharaoh Partners, L.P. (since 1992); Principal, Pharaoh Partners (Cayman) LDC (since 1996); Trustee, Libre Group Trust (since 1994); Director, Libre Investments (Cayman) Ltd. (since 1996); Former Director, International Investors Incorporated.

# + DAVID J. OLDERMAN (62) - Director
    ----------------------
        40 East 52nd Street, New York, New York 10022; Trustee of other investment companies advised by the Administrator; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since
        1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-
        1984); Head of Corporate Finance, Halsey Stuart (investment banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

Officers of the Company:

BRUCE J. SMITH (43) - Vice President and Treasurer
--------------
        99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Administrator; Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation.

THADDEUS M. LESZCZYNSKI (51) - Vice President and Secretary
----------------------------
        99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Administrator; Vice President, Secretary and General Counsel of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies.

JOSEPH P. DiMAGGIO (41) - Controller
-----------------------
        99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Administrator; Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Former Accounting Manager, Alliance Capital Management (1985-1993).

SUSAN C. LASHLEY (43) - Vice President
---------------------
        99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Administrator; Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.

BARBARA J. ALLEN (41) - Assistant Secretary
---------------------
        99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Administrator; Compliance Officer of Van Eck Associates Corporation and Van Eck Securities Corporation; Former Senior Counsel, Arizona Corporation Commission, Securities Division (1990-
        1994).

SUSAN I. GRANT (45)  -  Assistant Secretary
-------------------
        99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Administrator; Senior Attorney of Van Eck Associates Corporation; formerly employed by The Royce Funds (1994 to
        1996) and First Investors Corporation (1989 to 1994).
--------------------
@  An "interested person" as defined in the Act.
* Member of Executive Committee - exercises general powers of Board of Directors between meetings of the Board.
#  Member of the Nominating Committee.
+ Member of the Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.

The Company pays no salaries or compensation to any of its officers, all of whom are officers or employees of Chubb Life, the Adviser or the Administrator. The Company pays to each director who is not affiliated with the Adviser or the Administrator or their affiliates an annual director's retainer of $2,000 and a payment of $750 plus expenses per Board and Committee meeting attended.

                            1997 Compensation Table

                              Van Eck/Chubb Funds       Van Eck/Chubb Funds      Total Fund Complex
                           (Current Directors Fees)  (Deferred Compensation)      Compensation (a)
                           ------------------------  -----------------------  -----------------------
John C. van Eck                      $0                         $0                       $0
Michael O'Reilly                     $0                         $0                       $0
Jeremy H. Biggs                      $0                      $1250                    $______
Wesley G. McCain                     $0                      $1250                    $______
David J. Olderman                    $0                      $1250                    $______

---------------------


(a) The term "fund complex" refers to the funds of the Company, and of Van Eck Funds and Van Eck Worldwide Insurance Trust, which are managed by the Administrator. The directors are paid a fee for their services to the
Company.   No other compensation, including pension or other retirement benefits, is paid to the directors by the fund complex.

As of _______, 1998, the directors and officers of the Company, as a group, owned ___% of the outstanding shares of the Company and [less than 1%] of any of the Funds individually.


                              VALUATION OF SHARES

The net asset value of the shares of each Fund of the Company is normally determined immediately as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on each day during which the New York Stock Exchange is open for trading and at such other times when both the degree of trading in a Fund's portfolio securities would materially affect the net asset value of that Fund's shares and shares of that Fund were tendered for redemption or a repurchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Dividends paid by the Fund with respect to Class A and Class B shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that Class. The directors have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Board of Directors, pursuant to their fiduciary duties under the Act and state laws, will seek to ensure that no such conflict arises.

Class A shares of the Funds are sold at the public offering price which is determined once each day the Funds are open for business, which is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Class B shares are sold with a contingent deferred sales charge.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), second of Class B shares held for over six years or shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class B held longest during the applicable period.

To provide an example, assume an investor purchased 100 Class B shares of Global Income Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $200 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase

Portfolio securities which are traded on national securities exchanges are valued at the last quoted sale price as of the close of business of the New York Stock Exchange or, lacking any quoted sales, at the mean between the closing bid and asked prices.

Securities traded in the over-the-counter market as part of the NASDAQ National Market system are valued at the last quoted sale price (at the close of the New York Stock Exchange) obtained from a readily available market quotation system or securities pricing services. If no sale took place, such securities are valued at the mean between the bid and asked prices.

Long-term U.S. Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from over-the-counter exchange quotations or from broker-dealers who make a market in that security.

Foreign securities denominated in foreign currencies are valued at representative quoted prices on the principal exchange of the country of origin and are converted to United States dollar equivalents using that day's current exchange rate (New York closing spot). Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which events may not be reflected in the computation of a Fund's net asset value. If, during such periods, events occur which materially affect the value of the securities of a Fund, and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Company, such securities will be valued at fair value as determined in good faith by the Board.

All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or at the mean between the closing bid and asked prices, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-U.S. over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

Options and convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

Futures contracts are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company using its best judgment.


EXCHANGE PRIVILEGE

Class A, and Class B shareholders of the Funds may exchange their shares for shares of the same class of other of the funds in the Van Eck Global Group of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or Investors Fiduciary Trust Company ("IFTC"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its funds, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, IFTC and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).


                        TAX-SHELTERED RETIREMENT PLANS

The Company offers several prototype tax-sheltered retirement plans through which shares of the Funds may be purchased. These plans are more fully described below. IFTC, P.O. Box 418407, Kansas City, Missouri acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trust. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Company is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Fund.

Individual Retirement Account and Spousal Individual Retirement Account. The IRA is available to all individuals, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. An IRA may also be established pursuant to a SEP. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish an IRA for themselves and whose spouses are treated as having no compensation of their own.

In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, after tax years ending on December 31, 1996, the maximum deductible amount that the individual may contribute annually is the lesser of $4000 or 100% of such individual's compensation includible in his/her gross income for such year; provided, however, that no more than $2,000 per year for either individual may be contributed to either the IRA or SPIRA. Contributions to a SEP are excluded from an employee's gross income and are subject to different limitations.

In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to an IRA or SPIRA if his or her adjusted gross income exceeds the following levels: $35,000 for a single taxpayer, $50,000 for married taxpayers who file joint returns, and $10,000 for married taxpayers who file separate tax returns. (Married taxpayers who file joint tax returns will generally be deemed to be active participants if either spouse is an active participant under an employer-sponsored retirement plan.) All taxpayers, including those who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the following levels: $25,000 for single taxpayers and $40,000 for married taxpayers who file joint returns.

In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income which exceeds these specified levels, deductible IRA contributions will be phased out on the basis of adjusted gross income between $25,000 and $35,000 for single taxpayers, adjusted gross income of $10,000 and under for married taxpayers who file separate returns, and combined adjusted gross income between $40,000 and $50,000 for married taxpayers who file joint returns. The $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the following levels: $25,000 for single taxpayers, $40,000 for married taxpayers who file joint returns, and $0 for married taxpayers who file separate returns. In the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of $40,000.


Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to an IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to an IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

In addition, a separate IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt.

Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59-1/2, unless made as a result of disability or death, may result in adverse tax consequences and penalties. In addition, there is a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70-1/2.

Simplified Employee Pension Plan. A SEP may be utilized by employers to provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of compensation, excluding contributions made pursuant to a salary reduction arrangement. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. After December 31, 1996, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1996.

Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts and accumulate tax-free until distribution. Contributions in excess of the maximum permissible amounts may be withdrawn by the employee from the SEP-IRA no later than April 15 of the calendar year following the year in which the contribution is made without tax penalties. Such amounts will, however, be included in the employee's gross income. Withdrawals of such amounts after April 15 of the year next following the year in which the excess contributions is made and withdrawals of any other amounts prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences.

Qualified Pension Plans. The Qualified Pension Plan can be utilized by self-employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of the Fund under a retirement program.

The maximum contribution which may be made to a Qualified Pension Plan in any one year on behalf of a participant is, depending on the benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions in excess of permissible amounts will result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties. 403(b)(7) Program. The Tax-Deferred Annuity Program and Custodial Account offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.


In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of the Funds. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.


                              INVESTMENT PROGRAMS

Dividend Reinvestment Plan. Reinvestments of dividends of the Funds will occur on a date selected by the Board of Directors.

Automatic Exchange Plan. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the funds and purchase full and fractional shares of another fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class B shares.

An investor should realize that the Funds' securities are subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Exchange Plan are general expenses of the Funds and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

Automatic Investment Plan. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of the Funds at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

An investor should realize that the Funds' securities are subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Investment Plan are general expenses of the Funds and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Funds deposited by the investor under this Plan. This Plan is not available to Class B shareholders. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.

In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of Funds having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

Periodic checks for a specified amount will be sent to the investor, or any person designated by the investor, monthly or quarterly (January, April, July and October). The Funds will bear the cost of administering the Automatic Withdrawal Plan.

Redemption of shares of the Funds deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on the investment since part of such payments may be a return of capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Funds would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.

                                     TAXES

Taxation of the Fund - In General

The Funds intend to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Funds must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year the Funds do not satisfy the requirements of Subchapter M of the Code, all of their taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Funds' current or accumulated earnings or profits.

The Funds will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Funds must distribute (i) at least 98% of its ordinary income (not taking into account any
capital gains or losses) for the calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) any portion (not taxed to the Fund) of the
2% balance from the prior year.   The Funds intend to make sufficient
distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments

Original issue discount. For federal income tax purposes, debt securities purchased by the Funds may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at
maturity of a debt obligation over the issue price.   Original issue discount is
treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the it makes the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of the Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.


Foreign Currency Transactions. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section
988. In addition, in certain circumstances, the Funds may elect capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds.

Taxation of the Shareholders

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to the fair market value of such share on the payment date.

Distributions by the Funds result in a reduction in the net asset value of the Funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and
(ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

Income received by the Funds may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Funds' assets at the close of a taxable year consists of securities of foreign corporations, the Funds may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Funds, subject to limitations contained in the Code. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Funds on their foreign investments.

The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of your share of any creditable foreign taxes paid by the Funds.

The Funds may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Funds as having provided the Funds with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.


The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Funds.


                              REDEMPTIONS IN KIND

The Company has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                  PERFORMANCE

From time to time, in reports and sale literature: (1) each Fund's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that the investor may compare that Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the United States stock market in general; (ii) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Fund invests; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in each Fund; (3) other government statistics such as Gross Domestic Product, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; and (4) the effect of tax-deferred compounding on the particular Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.

From time to time advertisements and sales literature may refer to rankings and ratings of the Adviser and/or Jefferson-Pilot Corporation, Chubb Corporation, Chubb & Sons and Chubb Life Insurance Company of America and Chubb Service Corporation related to their size, performance, management and/or service as prepared by various trade publications, such as Dalbar, Pensions and Investments, SEI, CDA, Bests, and others.

Each Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

When Lipper's rankings or performance results are used, a Fund will be compared to Lipper's appropriate fund category by fund objective and portfolio holdings. For instance, the Growth and Income Fund will be compared to funds within Lipper's growth and income fund category; the Government Securities Fund will be compared to funds within Lipper's income fund category; and so on. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in the Funds may change, a Fund may be ranked within one Lipper asset-sized class at one time and in another Lipper asset-size class at some other time. The Lipper rankings and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. Lipper also issues a monthly yield analysis for fixed-income funds. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question.

As noted above, the performance of a Fund may be compared, for example, to the record of the S&P 500 Index, as well as the Russell 2000 Index, the S&P MidCap 400 Index, the Bear Stearns Foreign Bond Index, the NASDAQ Composite Index and the Morgan Stanley Capital International's Europe Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the United States equity market. The Russell 2000 Index, the S&P MidCap 400 Index, the Bear Stearns Foreign Bond Index are unmanaged indices, the NASDAQ Composite Index and the Morgan Stanley Capital International's Euro. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% or

15% of the capitalization of the entire domestic equity market. The EAFE Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.

The total returns of all indices noted above will show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected in the NASDAQ Composite, S&P 500, EAFE Index.

The yield for the 30-day period ended December 31, 1997 for Tax-Exempt Fund, Government Securities Fund and the Global Income Fund was 4.01%, 5.45% and 3.60%, respectively. The tax equivalent yield for the Tax-Exempt Fund for the same period assuming federal tax brackets of 36%, and 39.6% was ___%, and ___%, respectively. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period. Absent any waiver or assumption of fees and expenses, the yields the Tax-Exempt Fund, Government Securities Fund and the Global Income Fund would have been ____%, ____% and ____%, respectively, and the tax equivalent yields for the Tax-Exempt Fund of 36% and 39.6% tax brackets would have been ____%, and ____%, respectively.

This yield figure represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment and semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price per share on the last day of the period, according to the following formula:


                 ADVANCE = YIELD = 2[(A-B/CD + 1)6-1]

          Where: A     dividends and interest earned during the period
                 B     expenses accrued for the period (net of reimbursement)
                 C     the average daily number of shares outstanding during
                       the period that were entitled to receive dividends
                 D     the maximum offering price per share on the last day
                       of the period after adjustment for payment of dividends within 30 days thereafter


A tax equivalent yield is calculated by dividing that portion of the 30-day yield figure which is tax-exempt by one minus the effective federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund for the 12 months ended December 31, 1997 were 6.19%, 17.87%, 5.43%, 19.55%, 21.44% and 3.01%, respectively. The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth & Income Fund for the 3 years ended December 31, 1997 were 8.78%, 21.53%, 8.32%, and 25.67%, respectively. The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth & Income Fund for the 5 years ended December 31, 1997 were 6.34%, 14.40%, 6.09%, and 16.95%, respectively. The average annual total return quotations for these Funds since the Company's inception on December 1, 1987 through December 31, 1997 were 8.63%, 14.03%, 8.14% and 15.86%, respectively. Additionally the Capital Appreciation Fund and the Global Income Fund's average total return since inception on September 1, 1995 through December 31, 1997 were 22.86% and 2.58%, respectively. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period.

These average annual total return figures represent the average annual compound rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the specified Fund at the maximum public offering price and the ending value of that account measured by the then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:


                         P(1+T)n=ERV

Where:  P=   A hypothetical initial payment of $1,000
        T=   Average annual total return
        n=   Number of years
        ERV= Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period


The Funds also may advertise non-standardized total return quotations, calculated in the same manner as the quotations stated above, except that the initial value used is the net asset value. Under this total return calculation, the average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund for the 12 months ended December 31, 1997 were ___%, ____%, ____%, ____%, _____% and ____%, respectively. Under this same calculation, the average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth & Income Fund for the 5 years ended December 31, 1997 were ____%, ____%, ____%, and ____%, respectively. Under this same calculation, the average annual total return quotations for these Funds since the Company's inception on December 1, 1987 through December 31, 1997 are ____%, ____%, ____%, and ____%, respectively. In addition under the same calculation the average annual total return for the Capital Appreciation Fund and the Global Income Fund since their inception September 1, 1995 through December 31, 1997 are ____% and ____%, respectively.

                            ADDITIONAL INFORMATION

Custodian. Citibank, N.A., 111 Wall Street, New York City, New York 10043, acts as custodian of the Company's assets. Citibank is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Company and performing other administrative duties, all as directed by persons authorized by the Company. Citibank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Company. The Company, with respect to each Fund, may also appoint from time to time, with the approval of the Company's Board of Directors, qualified domestic sub-custodians for all the Funds and foreign sub-custodians qualified under Rule 17f-5 of the Act with respect to certain foreign securities which may be purchased by the Funds.

Independent Auditors. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been selected as the independent auditors of the Company.

Counsel. Goodwin, Procter & Hoar, LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Company.

Transfer Agent.  The Company has contracted with DST Systems, Inc. ("DST"), 210
W. 10th St., 8th Floor, Kansas City, Missouri 64105, to act as its transfer agent, registrar, and dividend disbursing agent. DST will service shareholder accounts, and its duties will include: (i) effecting sales redemptions and exchanges of Company shares; (ii) distributing dividends and capital gains associated with Company accounts; and (iii) maintaining account records and responding to shareholder inquiries.

Name And Service Mark. The Chubb Corporation has in conjunction with its sale of Chubb Life to Jefferson-Pilot Corporation granted the Company the right to use the "Chubb" name and service mark.

Capital Stock

The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value $.01, which are divided into six series: Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Total Return Fund, Van Eck/Chubb Tax-Exempt Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Capital Appreciation Fund and Van Eck/Chubb Global Income Fund. Each Fund currently consists of 100,000,000 authorized shares. The Company has the right to issue additional shares without the consent of the shareholders, and may allocate its issued and reissued shares to new Funds or to one or more of the six existing Funds.

The assets received by the Company for the issuance or sale of shares of each Fund and all income, earnings, profits and proceeds thereof are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expense of such Fund. Any assets which are not clearly allocable to a particular Fund are allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

Chubb Life Insurance Company of New Hampshire, a wholly-owned subsidiary of the Jefferson-Pilot Corporation a North Carolina Corporation, provided the initial capital for the Company by purchasing shares of each of the original five Funds valued at $100,000 prior to the date shares of the Company were offered to the public. On July 1, 1991, Chubb Life Insurance Company of New Hampshire and Chubb Life Insurance Company of America were merged into an affiliate, The Volunteer State Life Insurance Company ("Volunteer"), which simultaneously changed its name to Chubb Life Insurance Company of America ("Chubb Life"). Chubb Life provided the initial investment for the Capital Appreciation Fund and the Global Income Fund by purchasing 10,000 shares of each Fund at a cost of $10.00 per share. Chubb Life intends to withdraw such investment from time to time. As of __________, 1998, Chubb Life (a New Hampshire corporation), The Chubb Corporation (a New Jersey corporation), and its wholly-owned subsidiary, Federal Insurance Company ("Federal Insurance"), together owned ___% of the outstanding shares of the Company.


                             FINANCIAL STATEMENTS

The financial statements contained in the Company's December 31, 1997 Annual Report to shareholders are incorporated herein by reference. The Annual Report is available at no charge upon written or telephone request to the Company at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                   APPENDIX


DESCRIPTION OF INVESTMENT RATINGS

MOODY'S -  BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

RATING REFINEMENTS. Moody's may apply numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."


MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S  - BOND RATINGS

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.     Nature of and provisions of the obligations.

III. Protection afforded by, and relative position of, the obligations in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA.   Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA.    Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity or timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Standard & Poor's rating categories with respect to certain municipal note issues with a maturity of less than 3 years are as follows:

SP-1. A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2.  A satisfactory capacity to pay principal and interest.

SP-3. A speculative capacity to pay principal and interest. Standard & Poor's may continue to rate note issues with a maturity greater than 3 years in accordance with the same rating scale currently employed for municipal bond ratings.

                                     PART C
                               OTHER INFORMATION

Item  24.  Financial Statements and Exhibits


           Filed as part of this Prospectus:
             Financial Highlights

       (a) Financial Statements
             The financial statements contained in the Company's December 31,
             1997
             Annual Report to shareholders are incorporated by reference in the Company's Statement Of Additional Information./9/


       (b) Exhibits


1.   a.    Amended and Restated Articles of Incorporation./2/

           b. Articles Supplementary to the Amended and Restated Articles of Incorporation./6/

           c. Articles Supplementary to the Amended and Restated Articles of Incorporation./8/

           d. Articles Supplementary to the Amended and Restated Articles of Incorporation.*

2.   Amended and Restated By-Laws./4/

3.   Not applicable.

4.   a.  Specimen of Certificate of Stock of the Chubb Money
     Market Fund./1/

           b. Specimen of Certificate of Stock of the Chubb Government Securities Fund./1/

           c.  Specimen of Certificate of Stock of the Chubb Total Return
     Fund./1/

           d.  Specimen of Certificate of Stock of the Chubb Tax-Exempt Fund./1/

           e. Specimen of Certificate of Stock of the Chubb Growth and Income Fund./5/

           f. Specimen of Certificate of Stock of the Chubb Capital Appreciation Fund./8/

           g.  Specimen of Certificate of Stock of the Chubb Global Income
     Fund./8/

5. a. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund./1/

           b. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market

       Fund./3/

       c. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./l/

       d. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./3/

       e. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./l/

       f. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./3/

       g. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./l/

       h.  Technical Amendment to Investment Management Agreement between
       Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./3/

       i. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth Fund, (now known as the Chubb Growth and Income Fund)./l/

       j. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth and Income Fund./3/

       k. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Capital Appreciation Fund./8/

       1. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Global Income Fund./8/

6. a. Fund Distribution Agreement between Van Eck/Chubb Funds, Inc. and Van Eck Securities Corporation.*

         b.  Specimen Copy of Selling Group Agreement.*

7.   Not applicable.

8. Custodial Services Agreement between Chubb Investment Funds, Inc. and Citibank, N.A./l/

9. a. Shareholder Services Agreement between Chubb Investment Funds, Inc. and Firstar Trust Company./7/

     b. Agreement for Waiver of Fees and Assumption of Expenses between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation, Chubb Asset Managers, Inc., Chubb Securities Corporation, and Chubb Life Insurance Company of New Hampshire./4/

10. Opinion and Consent of Counsel as to legality of the securities being registered./1/

         a. Opinion and Consent of Counsel as to legality of the securities being registered./8/

         b. Opinion and Consent of Counsel as to legality of the securities being registered - Class B Shares to be filed by amendment.



11.  Consent of Ernst & Young LLP.*

12.  Not applicable.


13. Stock Subscription Agreement between Chubb Investment Funds, Inc. and Chubb Life Insurance Company of America./1/


15. a. Rule 12b-1 Plan./1/
    b. Rule 12b-1 Plans for Class B Shares.*


16.  Performance Calculation.


17.  Financial Data Schedules.*


19.  Consent of Freedman, Levy, Kroll & Simonds./1/











99.2 Stock Subscription Agreement between Chubb Investment Funds, Inc. and Chubb Life Insurance Company of America./10/





99.4 Diagram of Subsidiaries of The Chubb Corporation./10/


99.5 Price Make-up Sheet./10/

/1/ Incorporated by reference to earlier filing on September 17, 1987, SEC File No. 33-147367, to the exhibit number indicated on that Form N-lA Registration Statement.

/2/ Incorporated by reference to earlier filing on April 28, 1988, SEC File No. 33-147367, to the exhibit number indicated on that Form N-lA Registration Statement.

/3/ Incorporated by reference to earlier filing on April 17, 1989, SEC File No. 33-147367, to the exhibit number indicated on that Form N-lA Registration Statement.

/4/ Incorporated by reference to earlier filing on April 15, 1991, SEC File No. 33-14737, to the exhibit number indicated on that Form N-lA Registration Statement.

/5/ Incorporated by reference to earlier filing on April 22, 1992, SEC File No. 33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

/6/ Incorporated by reference to earlier filing on April 23, 1994, SEC File No. 33-14737, to the exhibit number indicated on that Form N1-A Registration Statement.

/7/ Incorporated by reference to earlier filing on April 17, 1995, SEC File No. 33-14737, to the exhibit number indicated on that Form N-lA Registration Statement.

/8/ Incorporated by reference to earlier filing on June 16, 1995, SEC File No. 33-14737, to the exhibit number indicated on that Form N-lA Registration Statement.


/9/ Incorporated by reference to Annual Report to Shareholders filed on March 2, 1998, SEC File No. 33-14737.


/10/ Incorporated by reference to earlier filing on April 23, 1997, SEC File No. 33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

*Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant No person is directly or indirectly controlled by Registrant.

The information in the Registrant's Statement of Additional Information dated April 1, 1996 relating to ownership by Chubb Life Insurance Company of America ("Chubb Life") and its affiliated companies of outstanding shares of the Company is incorporated herein by reference.

Chubb Life is a wholly-owned subsidiary of The Chubb Corporation, a New Jersey corporation. Chubb Asset Managers, Inc. ("Chubb Asset"), a Delaware corporation, which is the

Investment adviser to the Registrant, is a wholly-owned subsidiary of The Chubb Corporation. A diagram of the subsidiaries of The Chubb Corporation as previously filed is incorporated herein by reference.

Item 26.  Number of Holders of Securities
As of January 30, 1998.

                                                                       (2)
       (1)                                                       Number of
       Title of Class                                       Record Holders
       --------------                                       --------------
Van Eck/Chubb Money Market Fund; $.01 par value                        663
Van Eck/Chubb Government Securities Fund; $.01 par value               537
Van Eck/Chubb Total Return Fund; $.01 par value                       2077
Van Eck/Chubb Tax-Exempt Fund; $.01 par value                          576
Van Eck/Chubb Growth and Income Fund; $.01 par value                  2803
Van Eck/Chubb Capital Appreciation Fund; $.01 par value                815
Van Eck/Chubb Global Income Fund; $.01 par value                        99

     Chubb Life is the successor-in-interest to Chubb Life Insurance Company of New Hampshire, which had provided the initial capital to the Company by purchasing 100,000 shares of the Money Market Fund and 10,000 shares each of the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund, respectively.

Item 27.  Indemnification

Reference is made to Article VII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed herein as Exhibit 1 to this Registration Statement and to Article V of the Registrant's By-Laws filed herein as Exhibit 2 to this Registration Statement. The Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are
 (1) a final decision by a court or other-body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that he/she is not entitled to the indemnification) and one of three other conditions is satisfied:
(1) the director or officer provides security for his/her agreement to repay,
(2) the Registrant is insured against loss by reason of lawful advances, or '(3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification.

     The directors and officers are currently covered for liabilities incurred in their capacities as such directors and officers under the terms of a joint liability insurance policy. This policy also covers the directors and officers of Chubb Asset, Chubb Investment Advisory Corporation and Chubb America Fund, Inc. The policy also insures the Registrant, Chubb Asset, Chubb Investment Advisory Corporation and Chubb America Fund, Inc. for errors and omissions liabilities.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

     Chubb Asset was formed in 1986 and was not previously engaged in any business. It also serves as sub-investment manager for the Bond Portfolio, the Money Market Portfolio, and the Growth and Income Portfolio of Chubb America Fund, Inc.

     Reference is made to Form ADV of Chubb Asset (File No. 801 - 28901) as currently on file with the Securities and Exchange Commission, and to the caption "Management" in the Registrant's Prospectus and to the captions "The Distributor", "Investment Advisery Services" and "Directors and Officers" in the Registrant's Statement of Additional Information.

ITEM 29. Principal underwriter


(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Worldwide Insurance Trust and Van Eck Funds.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

NAME AND PRINCIPAL                          POSITION AND OFFICES                            POSITION AND OFFICE
BUSINESS ADDRESS                              WITH UNDERWRITER                                WITH REGISTRANT
------------------                          --------------------                            -------------------
John C. van Eck       Chairman and Direcor                                              Chairman and Director
 99 Park Avenue
 New York, NY 10016
Philip De Feo         President, Chief Executive Officer and Director                   None
 99 Park Avenue
 New York, NY 10016
Jan van Eck           Executive Vice President and Director                             None
 99 Park Avenue
 New York, NY 10016
Sigrid S. van Eck     Vice President and Assistant Treasurer and Director               None
 270 River Road
 Briarcliff Manor,
 NY
Fred M. van Eck       Director                                                          None
 99 Park Avenue
 New York, NY 10016
Derek van Eck         Director                                                          Vice President
 99 Park Avenue
 New York, NY 10016
Thaddeus Leszczynski  Vice President, General Counsel and Secretary                     Vice President and Secretary
 99 Park Avenue
 New York, NY 10016
Bruce J. Smith        Vice President and Chief Financial Officer, Treasurer, Controller  Vice President and Treasurer
 99 Park Avenue
 New York, NY 10016
Susan C. Lashley      Managing Director, Operations                                     Vice President
 99 Park Avenue
 New York, NY 10016
Keith Fletcher        Senior Managing Director                                          None
 99 Park Avenue
 New York, NY 10016
Robin Kunhardt        Director, Product Management                                      None
 99 Park Avenue
 New York, NY 10016

(c) Not Applicable

Item 30.  Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by
Section 31(a) of the Investment Company Act for the Registrant. These records include records relating to activities of these entities required to be maintained under Rules 31a-1 and 31a-2 of the Investment Company Act, records relating to applicable federal and state tax laws, and records under any other law or administrative rules or procedures applicable to the Registrant. The services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the

Investment Company Act and such records will be surrendered promptly on request:

Citibank, N.A., 111 Wall Street, New York, New York 10043 (records relating to activities of the custodian and any subcustodian); Chubb Asset Managers, Inc., 15 Mountain View Road, Warren, New Jersey 07061 (records relating to activities of the investment adviser); Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016 (records relating to activities of the Distributor); Firstar Trust Company 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207 (records relating to the activities of the Transfer Agent), Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016 (records relating to activities of the Administrator); and Chubb Investment Advisory Corporation, One Granite Place, Concord, New Hampshire 03301 (certain books and records not maintained by the Company's Custodian, investment adviser, Distributor, Transfer Agent or Administrator).

Item 31.  Management Services

     Not applicable

Item 32.  Undertakings

     Not applicable.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 24th day of February, 1998.


                                    VAN ECK/CHUBB FUNDS, INC.


                                    By: /s/ Michael O' Reilly
                                        ----------------------------------
                                        Michael O' Reilly


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                       Title                      Date

/s/ Michael O' Reilly
_____________________     President, Director              2/24/98
Michael O' Reilly

/s/ John C. Van Eck       Chairman and                     2/24/98
_____________________     Director
John C. Van Eck

/s/ Bruce J. Smith
___________________       Chief Financial Officer          2/24/98
Bruce J. Smith

/s/ Jeremy Biggs
__________________        Director                         2/24/98
Jeremy Biggs

/s/ Wesley G. McCain
___________________       Director                         2/24/98
Wesley G. McCain

/s/ David J. Olderman
___________________       Director                         2/24/98
David J. Olderman

                                 Exhibit Index
                                 -------------


Exhibit No.                  Item
-----------                  ----
Exhibit 1d           Articles Supplementary

Exhibit 6a           Distribution Agreement

Exhibit 6b           Form of Selling Group Agreement

Exhibit 11           Consent of Coopers & Lybrand L.L.P.

Exhibit 15           Plan of Distribution (Class B Shares)

Exhibit 16           Performance Calculation

Exhibit 17           Financial Data Schedule